                                                                      EXHIBIT 99


                           THRIFT PLAN FOR EMPLOYEES
                                 OF ONEOK Inc.
                                AND SUBSIDIARIES
                        AS AMENDED TO SEPTEMBER 21, 1995


                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
       I.        DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

      II.        ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                  1.      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                  2.      Commencement of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                  3.      Participation Voluntary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  4.      Confirmation of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  5.      Duration of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  6.      Reentry of Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  7.      Breaks in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  8.      Maternity and Paternity Absences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                  9.      Eligibility in Case of Merger,
                            Consolidation, or Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

     III.        CONTRIBUTIONS FOR PARTICIPANT
                   401(k) SALARY REDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                  1.      Company 401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  2.      Cash or Deferral Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  3.      Time of Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

      IV.        AFTER-TAX PARTICIPANT CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                  1.      Percentage of After-Tax
                            Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  2.      Change of Percentage of After-Tax
                            Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  3.      Deposit by Payroll Deduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  4.      Transfer to Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

       V.        ROLLOVERS, TRANSFERRED ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                  1.      Rollover from Other Plans
                            of The Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                  2.      Trust to Trust Transfers from
                            Other Plans of The Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  3.      Direct Rollovers From Qualified
                            Plans of Other Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  4.      Direct Rollovers to IRAs and Qualified
                            Plans; Withholding of Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
      VI.        SUSPENSION OF SALARY REDUCTIONS, DEPOSITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                  1.     Suspension of Reduction in
                            Compensation or After-Tax Deposits
                            by Participant for Deficiency
                            in Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  2.     Voluntary Suspension of Reduction
                            in Compensation or After-Tax
                            Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

     VII.        COMPANY MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                  1.     Company Matching Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  2.     Participant's Matching
                           Contribution Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  3.     Re-entry of Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

    VIII.        LIMITATIONS ON CONTRIBUTIONS AND
                   ANNUAL ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                  1.     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  2.     Elective Reduction in Compensation
                            Limitations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  3.     Actual Deferral Percentage
                            Limitations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  4.     Limitations on Company Matching
                            Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  5.     Separate Application of
                           Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  6.     Multiple Use of Alternative
                            Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  7.     Maximum Annual Additions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  8.     No Return or Diversion of
                            Contributions Except for Mistake  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                  9.     Distribution of Excess Deferrals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 10.     Excess 401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                 11.     Excess Aggregate Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                 12.     Qualified Nonelective and
                           Matching Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                 13.     Plan Not Dependent Upon Earnings; Company
                           Contributions Limited to Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 14.     Maximum Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
       IX.       INVESTMENT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                  1.     Participant Directed Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                  2.     Change in Participant's
                            Investment Direction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  3.     Sale of Investments at
                            Participant Direction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  4.     Time of Action by Trustee
                            on Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                  5.     Participant Rights as to Options,
                            Rights, and Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                  6.     Redemption of Nontransferable
                           Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  7.     Manner of Holding Cash and Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  8.     Voting of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                  9.     Tender Offers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 10.     No Guarantee or Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

       X.        CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                  1.     General Charges and Credits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                  2.     Calculation of Charges and Credits
                           to Participant Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                  3.     Commissions, Taxes, and Charges on
                            Security Purchases and Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                  4.     Investment Management Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                  5.     Calculation of Credits for Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                  6.     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

       XI.       VESTING AND LIQUIDATION OF ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

                  1.     Vesting of Participant and
                            Company Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  2.     Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  3.     Distribution of Participant Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  4.     Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                  5.     Participant Election to Defer Distribution   . . . . . . . . . . . . . . . . . . . . . . . .  56
                  6.     Sequence of Deferred Distribution
                            of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                  7.     Deferred Distribution at Age 70  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                  8.     Distribution of Deferred Accounts
                           at Death of Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                  9.     Mandatory Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 10.     Form of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                 11.     Qualified Domestic Relations Orders:
                           Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
     XII.        WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  61

                  1.     Withdrawals from 401(k)
                           Contribution Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                  2.     Participant Withdrawals of After-Tax
                        Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                  3.     Participant Withdrawals of Matching
                           Contributions or Other Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                  4.     Sequence of Permitted Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                  5.     Frequency for Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                  6.     Voluntary Withdrawal After Age 59 1/2  . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                  7.     Distributions in Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                  8.     Participant Loan Program   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                  9.     No Withdrawal of Loan Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                 10.     No Withdrawal of Deferred Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                 11.     Suspension During Approved Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . .  69
                 12.     Effect of Termination or
                            Suspension of Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 13.     No Forfeiture for Suspension or Termination  . . . . . . . . . . . . . . . . . . . . . . . .  69
                 14.     Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                 15.     Valuation of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

    XIII.        BENEFICIARIES IN THE EVENT OF DEATH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

                  1.     Surviving Spouse as Primary Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                  2.     Election and Consent to Alternate
                           Beneficiary or Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                  3.     Designation of Beneficiary or
                            Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                  4.     Payment and Distribution to Beneficiary
                            or Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

     XIV.        SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

      XV.        ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

                  1.     Thrift Plan Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
                  2.     Trust and Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
                  3.     Plan Fiduciaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                  4.     Action by Thrift Plan Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                  5.     Costs of Plan Administration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
                  6.     Uniform and Nondiscriminatory
                           Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                  7.     Summary Plan Description   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                  8.     Recognition of Agency Relationships  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                  9.     Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                 10.     Annual Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                 11.     ONECU Maintenance of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
     XVI.        NOTICES AND OTHER COMMUNICATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

                  1.     Delivery of Notices and Other
                            Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                  2.     Delivery of Communications by
                            Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

    XVII.        NON-ASSIGNABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

                  1.     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                  2.     Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                  3.     Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

   XVIII.        TERMS OF EMPLOYMENT UNAFFECTED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

     XIX.        CONSTRUCTION OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

      XX.        EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

     XXI.        TOP-HEAVY RULES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

                  1.     Minimum Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
                  2.     Rate of Minimum Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
                  3.     Top-Heavy Status Determination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
                  4.     Top-Heavy Contribution Limits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                  5.     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                  6.     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

    XXII.        TRANSFERRED PLAN ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

                  1.     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                  2.     Separate Accounting and Accrual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                  3.     Other Plan Provisions Applicable   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                  4.     ONEOK Drilling Plan Transferred
                            Account Annuity Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                  5.     Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                  6.     Consent of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                  7.     Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                  8.     Qualified Joint and Survivor Annuity;
                            Qualified Preretirement Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . .  98
                  9.     Notices; Waiver Election   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
                 10.     Definitions; and Applicable Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

                                                                                                                      Page
   ARTICLE                                                                                                           Number
   -------                                                                                                           ------
   XXIII.        MODIFICATION AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

                  1.     Amendment and Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
                  2.     Limit to Effect of Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
                  3.     Participant Rights in Case of
                            Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
                  4.     Nonforfeitability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
                  5.     Termination Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107

                           THRIFT PLAN FOR EMPLOYEES
                                 OF ONEOK Inc.
                                AND SUBSIDIARIES
                        AS AMENDED TO SEPTEMBER 21, 1995


                             INTRODUCTORY STATEMENT

     This Plan is an amendment, restatement, and continuation of the Thrift Plan for Employees of ONEOK Inc. and Subsidiaries. This amended and restated Plan replaces all prior documents and amendments, and is effective as of the Effective Date determined by the Board of Directors of ONEOK Inc. and its subsidiaries. This Plan has also been adopted and is maintained by ONEOK Employees Credit Union for the exclusive benefit of its eligible employees.

     The purposes of the Plan and the Trust established thereunder are to provide for deferred compensation and benefits for eligible employees through a qualified profit-sharing plan under the Internal Revenue Code of 1986, following the consolidation and merger of the ONEOK Inc. and Subsidiaries Employee Savings Plan (Employee Savings Plan) with this Plan, the amendment and restatement of the Plan, and the merger and consolidation of the trust under the Employee Savings Plan with the trust of this Plan, in conjunction with the amendment and restatement of this Plan.

                                   ARTICLE I

                                  DEFINITIONS

As used in this Plan, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

PARAGRAPH

  A.     Accrued Benefit                       The balance of all accounts established and maintained for a Participant pursuant to this Plan.  A Participant's Accrued Benefit from Company contributions as of any applicable date is the excess, if any, of the
                                               Accrued Benefit of such Participant as of such date over the Accrued
                                               Benefit of such Participant derived from contributions made by such
                                               Participant on such date; and the Accrued Benefit derived from contributions made by a Participant as of any applicable date is the balance of the Participant's Accounts consisting only of his/her contributions and the income, expenses, gains and losses attributable thereto.

  B.     Actual Deferral                       The Actual Deferral Percentage for a specified group of Employees (either
         Percentage                            Highly Compensated Employees or all other Employees eligible to participate in this Plan who are not Highly Compensated Employees) for a Plan Year is the
                                               average of the ratios, calculated separately for each employee in such group, of the amount of the Employer's 401(k) Contribution paid on behalf of each such
                                               Employee for the Plan Year to such Employee's Compensation for the Plan Year.
                                               The Employer may, from time to time in its discretion, and to the extent permitted by Section 401(k) of the Code, calculate such ratios by adding to the
                                               401(k) Contribution for such Employee the Matching Contribution paid for the benefit of such Employee and qualified nonelective contributions (within the meaning of Code Section 401(m)(4)(C)).

  C.     After-Tax                             The deposits and contributions of Participants made to this Plan pursuant
         Participation Deposits                to paragraph 1. of Article IV.

ARTICLE I - DEFINITIONS

 PARAGRAPH

  D.     401(k) Contribution                   The amount contributed by the Company in accordance with paragraph 1. of
                                               Article III.

  E.     401(k) Contribution                   The account of a Participant established and maintained for 401(k)
         Account                               Contributions of the Company made for such Participant in accordance with paragraph 2. of Article III.

  F.     Board or Board of                     The Board of Directors of the Company.
         Directors

  G.     Code                                  The Internal Revenue Code of 1986, as amended.

  H.     Committee                             The Thrift Plan Committee created by paragraph 1. of Article XV hereof.

  I.     Company                               ONEOK Inc. and Subsidiaries, Delaware corporations.  Only Salaried
                                               Employees of ONEOK Drilling Company shall be considered as eligible employees of the Company for the purposes of participation in this Plan.

  J.     Company Matching                      The matching contribution made by the Company pursuant to Article VII of
         Contributions                         the Plan with respect to the Reductions in Compensation and After-Tax
                                               Participant Deposits of the Participant.

  K.     Compensation                          The regular basic wage or salary paid to a Participant by the Company before any payroll deductions for taxes or any other purpose, but excluding (1) bonuses, (2) commissions, (3) awards, (4) military leave pay, (5) premium, auxiliary, or other special pay, (6) overtime pay for work performed in excess of the basic forty (40)-hour workweek or excess hours scheduled for a regular workday, (7) increased wages or salary resulting from temporary promotion, upgrading, or transfer of whatever duration to a higher-paid job or classification, and (8) contributions by the Company under any fringe benefit plan or for any other purpose, provided that any reduction in salary elected and deferred by

ARTICLE I - DEFINITIONS

 PARAGRAPH
 ---------

  K.     Compensation                          the Participant under the cash or deferred arrangement of Article III of
         (Continued)                           the Plan or under Code Sections 125 and 402(a)(8) pursuant to the employee benefit plans of the Company shall be included in determining compensation hereunder; and provided, further, that the annual compensation of each
                                               Participant taken into account under this Plan for any year shall not exceed two hundred thousand dollars ($200,000) in the years beginning after December
                                               31, 1988, and before January 1, 1994, (such two hundred thousand dollars
                                               ($200,000) amount to be adjusted to reflect increases in the cost-of- living in accordance with Code Sections 401(a)(17) and 415(d)).  In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after
                                               January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The
                                               OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B).  The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.  If a determination period consists of fewer than 12 months, the OBRA
                                               '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.  For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.
                                               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination

ARTICLE I - DEFINITIONS

 PARAGRAPH

  K.     Compensation                          period is subject to the OBRA '93 annual compensation limit in effect for
         (Continued)                           that prior determination period.  For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after
                                               January 1, 1994, the OBRA '93 annual compensation limit is one hundred thousand dollars ($150,000).  In determining the compensation of a Participant for purposes of such dollar limitation.  If any individual is a member of the family of such Participant, such individual shall not be considered a separate
                                               Employee; and any compensation paid to such individual shall be treated as if it were paid to (or on behalf of) such Participant, with the term "family"
                                               for such purpose meaning the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

  L.     Consolidated Plan                     The effective date of the consolidation and merger of this Plan and the
         Effective Date                        Trust with the ONEOK Inc. and Subsidiaries Employee Savings Plan, which shall be January 1, 1988.

  M.     Designation Date                      The initial Designation Date under the Plan of January 1, 1988, then
                                               March 1, 1988, then September 1, 1988, and each March 1 and September 1 thereafter, at which times a Participant's designation of his/her election to defer receipt of cash compensation and/or to make after-tax payroll deposits hereunder shall become or remain effective until the next Designation Date.

  N.     Dividends                             All cash, stock, rights or other property  distributed by the Company pro rata to holders of any class of its capital stock.

ARTICLE I - DEFINITIONS

 PARAGRAPH

  O.     Effective Date                        The date upon which the Plan initially became effective as determined by the Board of Directors in the manner provided in
                                               Article XX hereof.

  P.     Elective Deferrals                    With respect to any taxable year, the sum of (i) any employer contribution under a qualified cash or deferred arrangement (as defined in Code Section 401(k)) to the extent not includible in gross income for the taxable year under Code Section 402(a)(8) (determined without regard to Code Section 402(g)), (ii) any employer contribution to the extent not includible in gross income for the taxable year under Code Section
                                               402(h)(1)(B) (determined without regard to Code Section 402(g)), and
                                               (iii) any employer contribution to purchase an annuity contract under
                                               Code Section 403(b) under a salary reduction agreement (within the meaning of Code Section 3121(D), except as provided in Code Section
                                               402(g)(3)).

  Q.     Employee                              Any person employed by the Company, including Officers and others engaged in the management of the business provided they are in active service with the Company, but not including Directors who are not Officers of the
                                               Company; and not including Independent Contractors or Leased Employees;
                                               provided that an employee of ONEOK Drilling Company who is not a Salaried
                                               Employee is excluded and not considered an Employee under this Plan.

  R.     Employee Contribution                 An amount to be separately accounted for and maintained for each
         Account                               Participant to which all Participant After-Tax Deposits (other than those accounted for and maintained as his/her Separate Section 72(e)(9) Employee
                                               Contribution Account), and all earnings, income, expenses, gains, and losses attributable thereto shall be charged and credited pursuant to paragraphs 1. and 2. of Article X.

ARTICLE I - DEFINITIONS

 PARAGRAPH

  S.     Employer Contribution                 An amount to be separately accounted for and maintained for each Participant
         Account                               to which all Company contributions for such Participant and all earnings, expenses, gains, and losses attributable thereto shall be charged and credited.

  T.     Excess Deferrals                      Any amount of Elective Deferrals of any Participant which is included in such Participant's gross income pursuant to the limitation on the exclusion of such Elective Deferrals provided in Code Section 402(g)(1).

  U.     Highly Compensated                    Any Employee eligible to participate in this Plan who during the Determination
         Employee                              Year or the Look-Back Year (i) was at any time a five-percent (5%) owner, (ii)
                                               received compensation from the Company in excess of seventy-five thousand dollars ($75,000) (as adjusted by the Secretary of Treasury for increases in cost-of-living), (iii) received compensation from the Company in excess of fifty thousand dollars ($50,000) (as adjusted by the Secretary of Treasury for increases in cost-of-living), and was in the top-paid group of Employees for such year, or (iv) was at any time an officer and received compensation greater than 50 percent (50%) of the amount in effect under Code Section
                                               415(b)(1)(A) for such year.  In the case of the year for which the relevant determination is being made, an Employee not described in (ii),
                                               (iii), or (iv) for the Look-Back Year (without regard to this paragraph)
                                               shall not be treated as described in (ii), (iii), or (iv), above, unless such Employee is a member of the group consisting of the one hundred
                                               (100) employees paid the greatest compensation during the year for which such determination is being made.  An Employee shall be treated as a five-percent (5%) owner for any year if at any time during such year such
                                               Employee was a five-percent (5%) owner (as defined in Code Section
                                               416(i)(1)) of the Company.  An Employee is in the top-paid

ARTICLE I - DEFINITIONS

 PARAGRAPH

  U.     Highly Compensated                    group of Employees for any year if such Employee is in the group consisting
         Employee (Continued)                  of the top twenty percent (20%) of the Employees when ranked on the basis of compensation paid during such year.

                                               For purposes of this paragraph, no more than fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of the
                                               Employees) shall be treated as officers.

                                               If for any year no officer of the Company is described in (iv), above, the highest paid officer of the Company for such year shall be treated as described in such paragraph.

                                               If any individual is a member of the family of a five-percent (5%) owner or of a Highly Compensated Employee in the group consisting of the ten
                                               (10) Highly Compensated Employees paid the greatest compensation during the year, then such individual shall not be considered a separate
                                               Employee, and any compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five-percent (5%)
                                               owner or Highly Compensated Employee.  For purposes of this paragraph, the term "family" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                                               For purposes of this paragraph and its application to the Plan, the term
                                               "Determination Year" shall mean the applicable Plan Year of the Plan, and the term "Look-Back Year" shall mean the calendar year ending with or within the Determination Year.

                                               For purposes of this paragraph, a former Employee shall be treated as a
                                               Highly Compensated Employee if such former Employee




ARTICLE I - DEFINITIONS

 PARAGRAPH

  U.     Highly Compensated                    was a Highly Compensated Employee when such former Employee separated from
         Employee (Continued)                  service with the Company, or such former Employee was a Highly Compensated
                                               Employee at any time after attaining age fifty-five (55).

                                               For purposes of this paragraph, the term "compensation" means compensation within the meaning of Code Section 415(c)(3), determined without regard to Code Sections 125, 402(a)(8) or 402(h)(l)(B), and in
                                               the case of Employer contributions made pursuant to a salary reduction agreement without regard to Section 403(b).

  V.     Hours of Service                      All hours for which the Employee is either directly or indirectly compensated by the Company for performing duties for the Company.  These hours are to be credited to the Employee in the computation period during which the duties were performed and not when paid.  The determination of the Hours of Service for reasons other than the performance of duties shall be made in accordance with Section 2530.200b-2(b) of the Department of Labor regulations.  The determination of the computation to which the
                                               Hours of Service are credited shall be made in accordance with Section
                                               2530.200b-2(c) of Department of Labor regulations.  Credit is also to be given for each hour of back pay for which back pay has been awarded or agreed to by the Employer, and these hours are to be credited to the
                                               Employee in the computation period during which the duties were performed and not paid.  An Employee should be credited with Hours of Service for any customary period of work based upon a forty (40)-hour week or pro rata portion thereof, during which the Employee is absent for any authorized reason in accordance with established Company policy and procedure, is laid off for a temporary period, is on a Company-approved leave of absence, or sick or disability leave, is on jury or military




ARTICLE I - DEFINITIONS

 PARAGRAPH

  V.     Hours of Service                      duty, or is not working due to a labor-management dispute.  The clause
         (Continued)                           shall be construed so as to resolve any ambiguities in favor of crediting
                                               Employees with Hours of Service.

  W.     Independent Contractor                Any person, exercising and engaging in a business or occupation separate from and independent of the Company, who by mutual agreement with the
                                               Company is not to be otherwise treated as an Employee for payroll, compensation, employee benefits, or similar purposes, and who is engaged or contracted to perform a certain job or services for the Company, but according to his/her own methods, and without being subject to the control or supervision of the Company, except as to specification of the product or result of his/her work or services for which he/she is contracted.

  X.     Leased Employee                       A person who otherwise is not an Employee, but who provides services for the Company and such services are provided pursuant to an agreement between the Company and any other person (leasing organization), and such person has performed such services for the Company (or for the Company and a related person, as defined in Code Section 144(a)(3)) on a substantially full-time basis for at least one (1) year (six (6) months in the case of core health benefits, if any, under the Plan), and such services are of a type historically performed in the business field of the Company by employees.

  Y.     Matching Contribution                 The average of the ratios (calculated separately for each Employee in such
         Percentage                            group) of (i) the sum of the Company Matching Contributions and Participant
                                               After-Tax Deposits paid under the Plan on behalf of each such Employee for the Plan Year, to (ii) the Employee's Compensation (within the meaning of
                                               Code Section 414(s) for such Plan Year; with the Company having the election to

ARTICLE I - DEFINITIONS

 PARAGRAPH

  Y.     Matching Contribution                 take into account (in computing such percentage) elective deferrals and
         Percentage (Continued)                qualified nonelective contributions (as defined in Code Section 401(m)(4)(C)
                                               under this Plan or any other plan of the Company, to the extent allowed by regulations.

  Z.     ONECU                                 ONEOK Employees Credit Union, a credit union organized and chartered under the laws of the State of Oklahoma, which has adopted and maintains this Plan for the exclusive benefit of its eligible employees and their beneficiaries.

 AA.     One-Year Break                        A twelve (12)-consecutive-month period of time commencing on any
         in Service                            anniversary date of original employment and ending twelve (12)
                                               consecutive months thereafter, during which the Employee has not completed more than five hundred (500) Hours of Service.

 AB.     Participant                           An Employee who has satisfied the eligibility requirements of the Plan and has elected to participate in the Plan.

 AC.     Participant's Accounts                All cash and other assets held by the Trustee under the Plan in the accounts maintained under the Trust for the particular Participant.

 AD.     Plan                                  This Thrift Plan for Employees of ONEOK Inc.  and Subsidiaries and the
                                               prior Thrift Plan and Employee Savings Plan, which were predecessors by merger and consolidation to this Plan.

 AE.     Plan Year                             A twelve (12)-month period commencing on September 1 of each year and ending on the subsequent August 31.

 AF.     Pre-1987 Employee                     That part of a Participant's Employee Contribution Account
         Contribution Account                  which existed and remained unwithdrawn on December 31, 1986.
         Balance

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AG.     Reduction in                          The reduction in Compensation payable to the Employee by the
         Compensation                          Company which is elected voluntarily by the Employee under paragraph 1. of Article III.

 AH.     Salaried Employee                     An Employee whose basic rate of compensation or pay, as stated in the payroll records of the Company, is a fixed monthly or annual salary and not an hourly rate of pay for services performed.

 AI.     Separate Section 72(d)                An amount to be separately accounted for and maintained for each
         Employee Contribution                 Participant to which all Participant After-Tax Deposits made
         Account                               after January 1, 1988, shall be allocated and credited, and to which all earnings, income, expense, gains, and losses attributable thereto shall be separately charged and credited after that date pursuant to paragraphs 1. and 2. of Article X, and Code Section 72(d).

 AJ.     Transferred 401(k)                    The account of a Participant in this Plan which is transferred to and made
         Account                               a part of the Trust of this Plan incident to the merger and consolidation of such Trust with the Trust of Part B of the ONEOK Inc. and Subsidiaries
                                               Employee Savings Plan, as provided in paragraph 2. of Article V.

 AK.     Retained Participant                  The account of a Participant in this Plan which is or has been retained in
         Account                               the Trust of this Plan by the election of a former Participant in Part A of the ONEOK Inc. and Subsidiaries Employee Savings Plan pursuant to paragraph
                                               2. of Article V.

 AL.     Trust                                 The Trust established for the receiving, holding, investing, and disposing of the Participant deposits, Company contributions, and any earnings thereon under this Plan, and any predecessor plan.

 AM.     Trustee                               The Trustee under the Plan hereinafter named in paragraph 2. of Article
                                               XV or any successor to said Trustee.

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AN.     Year of Service                       A twelve (12)-month period, beginning on the date the Employee Commenced employment with the Employer and ending twelve (12) months thereafter, or any subsequent twelve (12)-month period beginning on any anniversary of the employment commencement date and ending twelve (12) months thereafter, during which an Employee has completed at least one thousand
                                               (1,000) Hours of Service.  Provided that, upon employment by the Company, for purposes of determining an Employee's eligibility to participate in the Plan, and subject to the foregoing definition of a Year of Service, a
                                               Year of Service with any member of a controlled group (as described in
                                               Section 414(b) of the Internal Revenue Code of 1986, or similar provisions in succeeding enactments) of which the Company is also a member shall be deemed to be a Year of Service with the Company, whether or not such other member of the controlled group shall have adopted this or any other Plan.

                                   ARTICLE II

                         ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  1.     Eligibility                           Except as hereinafter otherwise provided, participation in the Plan shall be open to any Employee upon and after his/her commencement of employment with the Company; provided, that Company Matching Contributions shall be made only upon completion of one (1) Year of Service as provided in
                                               Article VII of the Plan.  An Employee in active employment at the effective date of any amendment of the Plan who would have been eligible to participate at an earlier date under the previous Plan provisions governing eligibility and time of service, shall become eligible at such earlier date.  Any Employee eligible to participate in a qualified pension or profit-sharing plan of the Company from which a rollover or trust to trust transfer is approved, or with which a merger and consolidation is approved, shall be eligible to participate in this Plan;
                                               provided, that eligibility for participation of Salaried Employees of
                                               ONEOK Drilling Company shall be deemed to have commenced on January 1,
                                               1985.  The Plan shall not have a maximum age condition or limitation on participation, shall not exclude from participation (on the basis of age)
                                               any Employees who have attained any specified age; and allocations to a
                                               Participant's Account under the Plan shall not be ceased, and the rate at which amounts are allocated to a Participant's Account shall not be reduced because of the attainment of any age; provided, that such requirements relating to no maximum age for participation and accrual of benefits shall be coordinated to the extent provided in Treasury
                                               Regulations with the requirements of Code Sections 404, 410, and 415, and the Code provisions precluding discrimination in favor of Highly
                                               Compensated Employees.

  2.     Commencement of                       An Employee who is eligible on or before the Consolidated Plan Effective
         Participation                         Date of the Plan

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  2.     Commencement of                       may commence his/her initial Participation therein as of that date.
         Participation                         Any other eligible Employee may commence initial participation as of
         (Continued)                           the first day of the calendar month next following the month in which he/she becomes eligible; provided, however, that no Employee who is on authorized leave of absence on the date he/she becomes eligible may commence to participate in the Plan until the first day of the calendar month following his/her return to active service; and provided, further, that such Employee may in any event participate in the Plan not later than the earlier of the first day of the Plan Year after such Employee has met the requirements for eligibility under this Plan, or six (6)
                                               months after the day such requirements are met.  Any eligible Employee who does not commence to participate in the Plan on the earliest date when he/she is eligible to do so may thereafter commence participation as of the first day of the calendar month following the month in which he/she elects to participate and makes application to do so to the Company.
                                               Commencement of participation in the Plan by an eligible Employee shall be accomplished by his/her election to make deposits or a Reduction in
                                               Compensation, as hereinafter provided.

  3.     Participation Voluntary               Participation in the Plan by eligible Employees shall be voluntary.  A
                                               Participant may become temporarily ineligible to participate in the event of termination or suspension of his/her participation pursuant to the terms of the Plan.

  4.     Confirmation of                       Each Employee at the time of becoming a Participant in the Plan shall be
         Participation                         given a copy of the Plan as effective at that time, and as a condition of participation he/she shall sign an instrument in form prescribed by the
                                               Committee evidencing the fact that he/she accepts and agrees to all the provisions of

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  4.     Confirmation of                       the Plan, and the Committee may require the consent of the spouse of the
         Participation                         Participant if the Participant is married and the primary beneficiary
         (Continued)                           designated is not the spouse of the Participant.

  5.     Duration of                           After an Employee has satisfied the eligibility requirements and has
         Participation                         elected to participate in the Plan, participation in the Plan shall continue until the employer-employee relationship is terminated between the Company and the Participant, except as provided in the case of voluntary or involuntary Participant suspension or voluntary or involuntary
                                               Plan termination.

  6.     Reentry of Participant                If a former Participant whose employment has terminated shall be rehired as an Employee, he/she shall be entitled to reenter the Plan as a
                                               Participant on the first day of the month next following such reemployment.

  7.     Breaks in Service                     If an Employee who has not satisfied the eligibility requirements of the
                                               Plan and whose employee relationship with the Company has been terminated, is subsequently reemployed, he/she shall again be eligible participate in the Plan, and to commence to participation in accordance with paragraphs 1. and 2. of this Article II.  Notwithstanding the foregoing eligibility provisions, or any other provisions of this Plan, an Employee's prior Years of Service shall always be considered in determining the satisfaction of the eligibility requirements if such termination period is not a period of consecutive One (1)-year Breaks in
                                               Service which equals or exceeds the greater of five (5), or the aggregate number of Years of Service before such termination period.  If any Years of Service are not required to be taken into account by reason of a period of Breaks in Service to which the foregoing provisions of this paragraph 7. apply, such Years of Service shall not be taken into

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  7.     Breaks in Service                     account in applying such provisions to a subsequent period of Breaks
         (Continued)                           in Service.

  8.     Maternity and Paternity               Any period of absence from work, not exceeding the hours described in
         Absences                              subparagraphs a. and b., below, by an Employee for any period by reason of the pregnancy of the Employee; by reason of the birth of a child of the Employee; by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or for the purpose of caring for such child for a period beginning immediately following such birth or placement shall be treated as Hours of Service, solely for purposes of determining whether a One (1)-year Break in Service has occurred with respect to Years of Service for purpose of eligibility for participation in this Plan.  The Hours of Service described in this paragraph 8. are:

                                               a.   the Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or

                                               b.   in any case where the Committee is unable to determine the hours described in subparagraph a., above, eight (8) hours per normal workday of service, except that the total number of hours treated as
                                                    Hours of Service under this paragraph 8. shall not exceed five hundred one (501) hours.

                                               Provided, that no credit will be given pursuant to this paragraph 8.
                                               unless the individual furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for reasons referred to hereinabove, and the number of days for which there was such absence.

                                               The hours described in this paragraph 8. shall be treated as Hours of
                                               Service only

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  8.     Maternity and Paternity               in the year in which the absence from work begins, if an Employee would be
         Absences (Continued)                  prevented from incurring a One (1)-year Break in Service in such year solely because the period of absence is treated as Hours of Service as hereinabove provided; or in any  case, in the immediately following year.  For purposes of application of the foregoing rules in this paragraph 8. the term "year"
                                               means the twelve (12)-month period beginning on the first day of employment with the Company and each anniversary thereof.

  9.     Eligibility in Case of                The Board of Directors, or the Committee at the Board of Directors' direction,
         Merger, Consolidation                 shall determine on a uniform and nondiscriminatory basis, in accordance with
         or Acquisition                        any agreement to which the Company shall be a party, or by which it shall be bound, and in a manner not inconsistent with law, which persons, if any, who become employees of the Company as a result of a merger or consolidation or the acquisition of a substantial portion of the assets or stock of a corporation shall be eligible for participation in this
                                               Plan.

                                               Where in connection with a merger, consolidation, or acquisition of assets, property or stock by the Company from or of another corporation or entity, individuals who were employees of such other corporation or entity become Employees of the Company, the Board of Directors, or the
                                               Committee at the Board of Directors' direction, shall determine on a uniform and nondiscriminatory basis, in accordance with any agreement to which the Company shall be a party, or by which it shall be bound, and in a manner not inconsistent with law, whether employment with such other corporation or entity preceding such transaction or the Company's acquisition of stock of, or property from it, shall be deemed to be employment for eligibility purposes under this Plan; provided, that the determination of deemed

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  9.     Eligibility in Case of                service for eligibility or similar determinations in any particular
         Merger, Consolidation                 instance of the acquisition of stock or assets by the Company pursuant
         or Acquisition                        to the foregoing provisions of this paragraph 9., shall not be
         (Continued)                           effective or control with respect to the employees of any other corporation in any prior or subsequent acquisition of stock or assets of another corporation by the Company.


                                  ARTICLE III

             CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  1.     Company 401(k)                        The Company shall contribute to the Trust for each Plan Year,
         Contributions                         that portion of the Net Earnings of the Company for that year equal to the amount of the Reduction in Compensation elected and agreed to by each Participant pursuant to paragraph 2. of this Article
                                               III.  This contribution shall be the Company's 401(k) Contribution.

  2.     Cash or Deferral                      a.   Each Employee who is a Participant in this Plan may elect a Reduction
         Election                                   in Compensation in an amount not in excess of the lesser of fourteen percent (14%) of his/her Compensation or seven thousand dollars ($7,000)
                                                    for his/her taxable year, subject to adjustments as provided in Code
                                                    Section 402(g)(5). The amount of such Reduction in Compensation shall be deferred and become the Company's 401(k) Contribution for such Participant;
                                                    provided that to the extent an elected Reduction in Compensation of a Highly Compensated Employee causes the limitations under paragraph
                                                    3. or 7. of Article VIII to be exceeded, the election shall not become effective for the excess amount and it shall be paid to the
                                                    Highly Compensated Employee in cash.  If necessary to meet the limitations of paragraphs 2., 3., or 7. of Article VIII, a
                                                    Participant's Reduction in Compensation, and the Company's 401(k)
                                                    Contribution shall be reduced in the manner determined by the
                                                    Committee, and this may include, without limitation, reducing the percentage of highest elected Reductions in Compensation of
                                                    Participants then in effect until such limitations are not exceeded.
                                                    In case the amount and percentage of a Participant's elected
                                                    Reduction in Compensation must be so reduced, such reduction shall be to the next lower full

ARTICLE III - CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  2.     Cash or Deferral                           percentile below the permissible limitation percentage, and shall
         Election (Continued)                       remain in effect until the next succeeding Designation Date, subject to any further adjustment necessary to meet such limitations under paragraphs 2., 3., or 7. of Article VIII.

                                               b.   Each Participant in this Plan may elect a Reduction in Compensation by signing and filing with the Committee a written election and agreement in the form specified and furnished to the Participant by the Committee in accordance with such rules and regulations as it may prescribe.

                                               c.   Participant elections of Reduction in Compensation shall specify the whole percentage of the Participant's Compensation which the
                                                    Participant elects not to receive in cash and to defer as his/her
                                                    Reduction in Compensation. Elections by Participants shall be stated
                                                    in full percentiles of the Participant's Compensation.  The 401(k)
                                                    Contribution based upon a Participant's percentage of Reduction in
                                                    Compensation shall be rounded down to the nearest whole dollar amount.

                                               d.   A Participant's election of a Reduction in Compensation in the Plan after the Consolidated Plan Effective Date shall be effective as of the dates of commencement of participation specified in paragraph 2.
                                                    of Article II; provided, that any Employee who does not commence participation on or before the Designation Date next following his/her initial date of eligibility may only elect a Reduction in
                                                    Compensation to be effective as of a subsequent Designation Date.

ARTICLE III - CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  2.     Cash or Deferral                      e.   The Reduction in Compensation elected by a Participant shall remain
         Election (Continued)                       in effect until changed by the Participant's filing a change of election in the form prescribed by the Committee.  A Participant my change his/her Reduction in Compensation only on  a Designated Date.
                                                    A Participant's change of election may designate a different percentage of Reduction in Compensation, subject to the terms and conditions of the
                                                    Plan; and may state that the Participant elects no Reduction in Compensation and deferral after the Designation Date until he/she makes a subsequent change of election hereunder.  Change of election forms may be obtained by Participants and filed by Participants at any time, but shall be effective only as of the Designation Date next following the date of the filing of such change of election with the
                                                    Committee.

  3.     Time of Contribution                  The Company shall make payment of its contributions to the Trust under the terms of this Article III periodically within a reasonable period of time following each payment of Compensation to Participants at which time they shall become subject to this Plan; provided 401(k) Contributions shall be paid not later than thirty (30) days after the end of the Plan
                                               Year, and Matching Contributions thereon shall be paid not later than the time prescribed by law for filing the Company's federal income tax return
                                               (including extensions thereof) for the taxable year with or within which the Plan Year ends.

                                   ARTICLE IV

                      AFTER-TAX PARTICIPANT CONTRIBUTIONS

 PARAGRAPH

  1.     Percentage of After-Tax               A Participant may make After-Tax Participant Deposits of from zero (0) to
         Participant Deposits                  six percent (6%), as he/she may designate, of his/her Compensation.  A
                                               Participant who has commenced making deposits of his/her Compensation hereunder may thereafter change his/her deposit percentage from zero (0)
                                               to six percent (6%), as he/she may designate, in accordance with paragraph
                                               2. of this Article IV.  A Participant may not designate an After-Tax
                                               Participant Deposit Percentage which exceeds the lesser of (i) six percent
                                               (6%) of his/her Compensation, or (ii) sixteen percent (16%) of his/her
                                               Compensation minus the amount of the Reduction in Compensation which he/she has elected under paragraph 2.a. of Article III (as reduced by the seven thousand dollar ($7000) limitation, and the Actual Deferral Percentage
                                               Limitations thereon).  If necessary to meet the limitations of paragraphs
                                               2., 3., 4., or 7. of Article VIII, a Participant's After-Tax Participant
                                               Deposits, or the combination of a Participant's elected Reduction in
                                               Compensation and After-Tax Participant Deposits shall be reduced in the manner determined by the Committee.  In case the amount and percentage of a Participant's elected After-Tax Participant Deposit must be so reduced, such reduction shall be to the next lower full percentile below the permissible limitation percentage, and shall remain in effect until the next succeeding Designation Date, subject to any further adjustment necessary to meet such limitations under paragraphs 2., 3., 4., or 7. of Article VIII.

  2.     Change of Percentage of               The deposit percentage designated by a Participant for his/her After-Tax
         After-Tax Participant                 Participant Deposit shall continue in effect, notwithstanding any change
         Deposits                              in his/her Compensation, until he/she shall change such

ARTICLE IV - AFTER-TAX PARTICIPANT CONTRIBUTIONS

 PARAGRAPH

  2.     Change of Percentage of               percentage.  A Participant may change such percentage as of a Designation
         After-Tax Participant                 Date of March 1 or September 1 of any year, but not retroactively.  A
         Deposits (Continued)                  Participant shall designate and change the percentage of his/her
                                               After-Tax Participant Deposit by written direction to the Committee in form prescribed by the Committee.


  3.     Deposit by Payroll                    After-Tax Participant Deposits under this Article IV shall be effected
         Deduction                             only by payroll deductions in the amount designated by the Participant and in accordance with any regulations prescribed by the Committee; except that deposits may also be made in connection with the exercise of options, rights or warrants as provided in paragraph 5. of Article IX, and deposits may be made in connection with rollover contributions or transfers of accounts, if authorized or directed as provided in paragraphs 1. and 2. of Article V.

  4.     Transfer to Trust                     The amount of the payroll deductions of After-Tax Participant Deposits so made shall be transferred at least monthly by the Company to the Trustee, and the Trustee shall hold the same in the respective Participants'
                                               separate After-Tax Deposit Accounts, subject to the provisions of the
                                               Plan; and any such amount shall not be subject to diversion or return to the Company, except return thereof to the Company in the case and to the extent its transfer having been by reason of a mistake of fact, in which case the return to the Company of the amount involved shall be made within one (1) year of the mistaken payment.

                                   ARTICLE V

                        ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  1.     Rollover from Other                   With the prior written approval of the Committee, a Participant in this
         Plans of The Company                  Plan may make a rollover contribution of all or part of a qualifying rollover distribution to such Participant from a trust which is a part of a separate qualified pension or profit-sharing plan of the Company or any subsidiary of the Company.  The allowance of any rollover contribution shall be at the discretion of the Committee, and only in accordance with such terms and conditions as the Committee may prescribe.  The Participant's rollover contribution shall constitute an additional deposit in, and become a part of the Accounts of the Participant for all purposes of the Plan, and become subject to all the terms and provisions of this Plan, except that the
                                               Company shall have no obligation to contribute any amount, out of its net earnings and earned surplus, or otherwise, to or for the benefit of a
                                               Participant on account of any such rollover contribution by the Participant.
                                               Any Participant's rollover contribution shall be received, deposited, held, and invested in such manner as the Committee shall by regulation prescribe, consistent with the investment and accounting provisions of this Plan.

                                               For purposes of this paragraph 1., a "qualified pension or profit-sharing plan" shall mean a plan qualified under Section 401(a) of the Code and
                                               ERISA; and a "qualifying rollover distribution" shall mean a distribution to a Participant from a trust which forms a part of the Company or a subsidiary qualified pension or profit-sharing Plan which distribution constitutes a distribution qualifying for rollover to this Plan pursuant to Code Section 402(a)(5).

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  2.     Trust to Trust Transfers              The Company may, from time to time, direct the Trustee to receive, accept
         From Other Plans of                   transfers of, and hold as a part of the Trust, deposits or transfers of the
         The Company                           funds, deposits, property, assets, and/or accounts of Participants, or employees of any subsidiary of the Company, from a trust which is part of any other qualified defined benefit plan or qualified defined contribution plan of the Company or any subsidiary of the Company.  Any such deposit or transfer shall be subject to prior written approval of the Company, and may be pursuant to a modification, continuation, termination, partial termination, consolidation or merger with, or replacement of any such other Company plan or subsidiary plan which may be adopted by the Company or the subsidiary employer, or pursuant to any other arrangement mutually determined and agreed upon by the Company and a subsidiary and/or the subsidiary employee (or Participant).  If an employee of the Company or of a subsidiary of the Company whose account is so transferred is otherwise eligible and not already participating in the Plan, he/she shall become a Participant at the time of such transfer and deposit.  Any funds or property from the account of a Participant under another Company plan or a subsidiary plan which are so transferred and accepted by the
                                               Trustee shall be received and deposited in full to an account or accounts of that Participant under this Plan, and shall thereupon become a part of the Trust held for the account of that Participant in accordance with all the terms and provisions of the Plan.  The Committee shall determine and prescribe reasonable and appropriate procedures, certifications, and other requirements to be accomplished and performed by the Company, the
                                               Trustee, the Participant, any such subsidiary and the plan administrator and trustee of such other Company plan or subsidiary plan, in order to assure an effective and satisfactory transfer

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  2.     Trust to Trust Transfers              of trust funds, and any such transfer shall be conditioned upon compliance
         From Other Plans of                   with all such requirements.  Notwithstanding any of the foregoing, the
         The Company                           Company shall have no obligation to make any matching or other additional
         (Continued)                           contributions to the Plan to or for the benefit of any Participant by reason of any such transfer or deposit to the Trust under this paragraph 2.

  3.     Direct Rollovers From                 Participants in the Plan shall have the right to make direct rollover
         Qualified Plans of                    contributions to the Trust of the Plan of assets from a qualified defined
         Other Employers                       contribution plan or trust of another employer, or from a conduit Individual
                                               Retirement Account.  Any such assets so transferred to the Trust of the Plan shall be accompanied by written instructions from the other employer, trustee or custodian transferring such assets setting forth the name of the
                                               Participant for whose benefit such assets are being transferred, and showing the respective contributions of the employer, if any, and the
                                               Participant, the current value of the assets attributable thereto, and such other information as the Committee and Trustee consider reasonably required in order for the Trustee to receive, hold and administer such assets in the Trust of the Plan.  Upon receipt by the Trustee of such assets for a Participant, the Trustee shall place such assets in a segregated fund or account for the Participant, and the Participant shall be deemed to be fully vested and have a nonforfeitable interest in such assets.  The making of such a rollover transfer to the Trust shall not constitute a contribution or deposit entitling a Participant to any matching contribution by the Company.  Notwithstanding anything to the contrary expressed or implied herein, unless the Plan generally provides a life or joint and survivor annuity form of distribution benefit, the
                                               Plan shall not be a direct or indirect transferee of or from any defined benefit pension plan, money purchase pension plan, profit sharing plan, stock bonus plan or other plan with is subject to the joint

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  3.     Direct Rollovers From                 and survivor annuity requirements of Code Sections 401(a)(11) and 417.
         Qualified Plans of
         Other Employers
         (Continued)

  4.     Direct Rollovers to                   With respect to distributions of Participants' accounts after December 31,
         IRAs and Qualified                    1992, the Plan shall be operated in accordance with the provisions of the
         Plans; Withholding                    Unemployment Compensation Amendments Act of 1992 providing for direct
         of Tax                                rollovers of eligible rollover distributions to individual retirement arrangements and qualified plans, and the required twenty percent (20%)
                                               withholding of income tax on the taxable portion of any eligible rollover distributions not directly rolled over to an individual retirement arrangement or another employer plan.


                                   ARTICLE VI

                   SUSPENSION OF SALARY REDUCTIONS, DEPOSITS

 PARAGRAPH

  1.     Suspension of Reduction               A Participant may elect in writing, in the manner prescribed by the Committee, to
         in Compensation or                    suspend his/her Reduction in Compensation or  After-Tax Participant Deposit in any
         After-Tax Deposits by                 regular pay period in which either would normally be deducted if his/her Compensation
         Participant for                       for such period is less than seventy- five percent (75%) of his/her normal
         Deficiency in                         Compensation for such period, provided such deficiency in Compensation is not the
         Compensation                          result of a Company- approved leave of absence without pay as outlined in paragraph
                                               11. of Article XII.  In any pay period in which a Reduction in Compensation or
                                               After-Tax Participant Deposit would normally be deducted from a Participant's pay, such Reduction in Compensation or After-Tax Participant Deposit will be automatically suspended without notice if his/her net pay for such pay period is insufficient to permit the deduction to be made in full.


                                              Neither type of suspension provided in this paragraph 1. shall have the effect of ending the Participant's current Plan participation unless the suspension of Reduction in Compensation or After-Tax Participant Deposits shall be continued for six (6)
                                              consecutive pay periods in which his/her Reduction in Compensation or After-Tax
                                              Participant Deposits would normally be made and deducted.

  2.     Voluntary Suspension                 A Participant may voluntarily suspend his/her Reduction in Compensation or After-Tax
         of Reduction in                      Participant Deposit to the Plan in writing, in the manner prescribed by the Committee,
         Compensation or                      for a period of not less than six (6) months.  A requested suspension shall not be
         After-Tax Participant                effective unless at least twelve (12) consecutive months of continuous participation
         Deposits                             have


ARTICLE VI - SUSPENSION OF SALARY REDUCTIONS, DEPOSITS

 PARAGRAPH

  2.     Voluntary Suspension                 elapsed since any prior voluntary suspension ended.  Voluntary suspension of Reduction
         of Reduction in                      in Compensation or After-Tax Participant Deposits provided in this paragraph 2. shall
         Compensation or                      not have the effect of terminating the Participant's current Plan participation.
         After-Tax Participant
         Deposits (Continued)

                                  ARTICLE VII

                         COMPANY MATCHING CONTRIBUTIONS

 PARAGRAPH

  1.     Company Matching                      After a Participant has completed one (1) Year of Service as an Employee
         Contributions                         of the Company, subject to the limitations specified herein and in Article
                                               VIII, the Company shall regularly contribute, out of its net earnings and earned surplus as reflected by its books of account, and shall pay to the
                                               Trustee at least monthly, amounts equal to the Company's 401(k) Contributions for a Participant or a Participant's After-Tax Participant Deposits for that month, as follows:

                                               a.   The Company shall make a Matching Contribution for each Participant which shall be equal to the Company's 401(k) Contribution for the
                                                    Participant based upon the Participant's elected Reduction in
                                                    Compensation and deferral for that month, subject to the limitation stated in subparagraph c. of this paragraph 1., below.

                                               b.   After making the Matching Contribution provided for in subparagraph
                                                    a. of this paragraph 1., above, the Company shall make a Matching
                                                    Contribution for each Participant which shall be equal to each
                                                    Participant's After-Tax Contribution for that month, subject to the limitation stated in subparagraph c. of this paragraph 1., below.

                                               c.   The aggregate Matching Contributions of the Company under
                                                    subparagraphs a. and b. of this paragraph 1. for a Participant hereunder shall not exceed six percent (6%) of the Participant's
                                                    Compensation.  The Company's maximum Matching Contribution shall in all cases be allocated and contributed first to match the Company's
                                                    401(k) Contribution for the Participant's Reduction in Compensation
                                                    for that month, and shall then be

ARTICLE VII - COMPANY MATCHING CONTRIBUTIONS

 PARAGRAPH

  1.     Company Matching                           allocated and contributed to match a Participant's After-Tax Deposit only to
         Contributions                              the extent such Participant's Reduction in Compensation for that
         (Continued)                                month is less than the Company's six percent (6%) maximum Matching
                                                    Contribution for that month.  If necessary to meet the limitations of paragraphs 2., 3., 4., or 7. of Article VIII, the Company's
                                                    Matching Contributions for a Participant shall be reduced in the manner determined by the Committee.  Such reductions shall be made in a uniform and nondiscriminatory manner, determined by the
                                                    Committee in its sole discretion, needed to comply with such limitations.


  2.     Participant's Matching                The Company's Matching Contribution shall be credited to each
         Contribution Account                  participating Participant's Employer Contribution Account.


  3.     Re-entry of Participant               If a former Participant whose employment has terminated shall be rehired as an Employee, he/she shall be entitled to have all his/her prior service counted for purposes of the one (1)-year service requirement for entitlement to Company Matching Contributions.

                                  ARTICLE VIII

               LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  1.     General                               Company contributions, After-Tax Participant Deposits, and other contributions under the Plan shall be limited as provided in this Article
                                               VIII.

  2.     Elective Reduction in                 The Elective Reduction in Compensation of a Participant for
         Compensation Limitations              any taxable year shall not exceed seven thousand dollars
                                               ($7,000); the Participant shall not be permitted to elect a Reduction in
                                               Compensation under the Plan at a rate which will result in that limitation being exceeded in any Plan Year or taxable year of the
                                               Participant; and the amount of a Participant's elected Reduction in
                                               Compensation under this Plan and all other Elective Deferrals under this
                                               Plan and all other plans, contracts, or arrangements of the Company may not exceed such seven thousand dollar ($7,000) amount for taxable years beginning in any calendar year during which Elective Deferrals may be made with respect to a Participant; provided, that the foregoing seven thousand dollar ($7,000) amount shall be adjusted for cost-of-living increases pursuant to Code Sections 402(g)(5), 415(d), and 401(a)(30).

  3.     Actual Deferral                       The Actual Deferral Percentage for the Highly Compensated Employees
         Percentage Limitations                shall not exceed the greater of a. or b. as follows:

                                               a.   The Actual Deferral Percentage for all those Employees eligible to be Participants in this Plan who are not Highly Compensated
                                                    Employees, multiplied by 1.25, or

                                               b.   The Actual Deferral Percentage for those Employees eligible to be
                                                    Participants in this Plan who are not Highly Compensated Employees multiplied by two (2); provided, however, that under this
                                                    subparagraph 3.b. limitation the Actual

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  3.     Actual Deferral                            Deferral Percentage for the Highly Compensated Employees may not exceed
         Percentage Limitations                     the Actual Deferral Percentage for the Employees eligible to be
         (Continued)                                Participants in this Plan who are not Highly Compensated Employees by more than two (2) percentage points.


  4.     Limitations on Company                The Matching Contribution Percentage for eligible Highly Compensated
         Matching Contributions                Employees for any Plan Year shall not exceed the greater
                                               of (i) one hundred twenty-five percent (125%) of such
                                               percentage for all other eligible Employees, or (ii) the lesser of two hundred percent (200%) of such Matching Contribution Percentage for all other eligible Employees, or such Matching Contribution Percentage for all other eligible Employees plus two (2) percentage points.

  5.     Separate Application                  The Actual Deferral Percentage limitations in paragraph 3. above,
         of Limitations                        and the Matching Contribution Percentage limitations in paragraph 4.
                                               above, shall be applied as if each separate employer maintaining this
                                               Plan as a multiple employer plan maintained a separate plan.

  6.     Multiple Use of                       If any Highly Compensated Employee is eligible to elect to make Reductions
         Alternative Limitation                in Contributions and to make After-Tax Participant Deposits or to receive
                                               Company Matching Contributions under the Plan, and the sum of the Actual Deferral
                                               Percentage of the entire group of eligible Highly Compensated Employees and the actual contribution percentage of the entire group of eligible Highly
                                               Compensated Employees under the Plan subject to Code Section 401(m)
                                               exceeds the aggregate limit specified in Treasury Regulations Section
                                               1.401(m)-2(b)(2), or succeeding regulations prescribed under Code Section
                                               401(m)(9), then such excess shall be corrected by reduction of the Actual
                                               Deferral Percentage or the actual

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ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  6.     Multiple Use of                       contribution percentage of Highly Compensated Employees in accordance
         Alternative Limitation                with the provisions of Treasury Regulations Section 1.401(m(-2(c)
         (Continued)                           or succeeding regulations.

  7.     Maximum Annual Additions              The maximum Annual Additions credited to a Participant's Account shall not exceed the lesser of $30,000 (or, if greater, one quarter (1/4) of the dollar limitation in effect under Code Section 415(b)(1)(A)), or twenty-five percent (25%) of the Participant's annual compensation from the Company.  For the purposes of this paragraph, the "Annual Additions"
                                               are equal to the sum for any year of (i) employer contributions and (ii)
                                               the Participant's contributions (but not including any rollover contributions as defined in the Code).  Contributions allocated to any individual medical account which is part of a pension or annuity plan shall also be treated as an Annual Addition to a defined contribution plan, to the extent provided in Code Section 415(l); and any amount attributable to medical benefits allocated to a separate account for post-retirement medical benefits for a key employee shall be treated as an Annual Addition to a defined contribution plan to the extent provided in Code Section 419(A)(d).  The limitation year for purposes of the limitations on Annual Additions is the Plan Year, which is a twelve (12)-
                                               month period beginning on September 1 and ending on the subsequent August
                                               31.

                                               For purposes of this paragraph 7., the term "compensation" means the
                                               Participant's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums,
                                               tips, and bonuses).  The term "compensation"

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ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  7.     Maximum Annual Additions              shall not include (i) Company contributions to a plan of deferred
         (Continued)                           compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(b)(7)
                                               and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed; (ii) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or (iv) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                                               The foregoing definitional provisions of this paragraph 7. shall apply solely thereto.  For purposes of applying the limitations of this paragraph 7., amounts included as compensation are those actually paid or made available to a Participant within the Plan Year.

                                               The maximum benefit limitation of thirty thousand dollars ($30,000) shall be adjusted to reflect increases in the cost of living

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 PARAGRAPH

  7.     Maximum Annual Additions              applicable thereto in accordance with the Code and regulations prescribed
         (Continued)                           by the Secretary of Treasury.

                                               For purposes of the annual maximum benefit limitation for any Participant in this Plan who is also concurrently a Participant of a defined benefit plan maintained by the Company, such limitation shall be applied as specified in the Retirement Plan of the Company and the sum of the
                                               defined benefit plan fraction and the defined contribution plan fraction for the purposes of this Plan and application of the combined plan maximum annual limitation shall be as defined in the Retirement Plan and by the Secretaries of Labor and Treasury pursuant to ERISA and the Code.

                                               All defined contribution plans of the Company shall be treated together with this Plan as one defined contribution plan in determining the combined plan maximum annual limitation.

                                               If as a result of the allocation of any forfeitures, a reasonable error in estimating a Participant's annual Compensation, or under other limited facts and circumstances which justify the availability of the rules set forth in Treasury Regulation 1.415-6(b)(6), the Annual Additions under the terms of this Plan for a particular Participant would cause the limitations of Code Section 415 applicable to that Participant for the limitation year to be exceeded, the excess amounts shall not be deemed
                                               Annual Additions in that limitation year and such excess amounts in the
                                               Participant's account must be used to reduce Company contributions for the next limitation year (and succeeding limitation years, as necessary)
                                               for that Participant if that Participant is covered by the Plan as of the end of the limitation year.  However, if that Participant is not covered by the Plan as of the end of such


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 PARAGRAPH

  7.     Maximum Annual Additions              limitation year, then the excess amounts must be held unallocated in a
         (Continued)                           suspense account for the limitation year and allocated and reallocated in the next limitation year to all remaining Participants in the Plan.
                                               However, if such allocation or reallocation of the excess amounts pursuant to the provisions hereof causes the limitations of Code
                                               Section 415 to be exceeded with respect to each Participant for the limitation year, then these amounts must be held unallocated in a suspense account.  If such a suspense account is in existence at any time during a particular limitation year, other than the limitation year described in the preceding sentence, all amounts in the suspense account must be allocated or reallocated to Participants'
                                               accounts as herein provided, (subject to the limitations of Code Section
                                               415) before any Company contributions which would constitute Annual
                                               Additions may be made to the Plan for that limitation year.  The excess amounts must be used to reduce Company contributions for the next limitation year (and any succeeding limitation years, as necessary).
                                               Excess amounts may not be distributed to Participants or former
                                               Participants.

  8.     No Return or Diversion                Except as provided in paragraphs 9. and 10. of this Article VIII below, the
         of Contributions Except               Trustee shall hold the Company's contributions in the respective Participants'
         for Mistake                           Accounts, subject to the provisions of the Plan; and no part of those contributions shall be recoverable by the Company, nor shall they be used for, or diverted to any other purpose, except for return thereof to the
                                               Company in the case and to the extent of its contributions having been made by reason of a mistake of fact, in which case the return to the
                                               Company of the amount involved shall be made within one (1) year of the mistaken contribution; and if a contribution to the Plan conditioned upon the deductibility of the contribution under Code


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 PARAGRAPH

  8.     No Return or Diversion                Section 404, as provided in paragraph 14. of this Article VIII, then such
         of Contributions Except               contribution may be returned to the Company (to the extent disallowed) within
         for Mistake (Continued)               one (1) year after the disallowance of the deduction; provided, that any contribution for a Participant which exceeds the limitations provided in paragraphs 1. and 2. of this Article VIII shall be distributed to the
                                               Participant as directed by the Committee within a reasonable period of time consistent with requirements for distributing excess deferrals under the Code and regulations thereunder.

  9.     Distribution of                       If any Excess Deferrals are included in the gross income of a Participant
         Excess Deferrals                      for any taxable year under Code Section 402(g)(1), then not later than March 1 following the close of the taxable year, such Participant may allocate the amount of such Excess Deferrals among the plans under which the Excess Deferrals were made and may notify the Committee of the portion allocated to the Plan; and not later than April 1 following the close of the taxable year, the Plan may distribute to such Participant the amount allocated to the Plan (and any income allocable to such amount).  Such distribution of the Excess Deferrals of a Participant may be made notwithstanding any other provision of the
                                               Plan, the Code, or ERISA; provided, that except to the extent provided in applicable Treasury Regulations, notwithstanding the distribution of such portion of Excess Deferrals from the Plan, such portion shall be treated as a contribution of the Company for purposes of applying the limitations in paragraphs 3. and 4. of this Article VIII and Code Section
                                               401(k)(3)(A)(ii).  If the Plan distributes only a portion of any Excess
                                               Deferrals allocated to the Plan and income allocable thereto, such portion shall be treated as having been distributed ratably from the
                                               Excess Deferral allocable to the Plan and the income.

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 PARAGRAPH

 10.     Excess 401(k)                         In the event the aggregate amount of Company 401(k) Contributions actually paid
         Contributions                         over to the Trust of the Plan on behalf of Highly Compensated Employees for any
                                               Plan Year is an amount in excess of the amount of such 401(k) Contributions permitted under the 401(k) special discrimination limitations stated in paragraph
                                               3. of this Article VIII (determined in accordance with Treasury Regulations by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages beginning with the highest of such percentages), then the Committee may, in its sole discretion, direct the Trustee to distribute the amount of such excess contributions for such Plan Year (and any income allocable to such contributions), and the distribution of such excess 401(k) Contributions (and income) shall be made within two and one-half (2 1/2) months after the close of such Plan
                                               Year.  Any distribution of the excess 401(k) Contributions for any Plan
                                               Year shall be made to Highly Compensated Employees on the basis the respective portions of the excess 401(k) Contributions attributable to each of such Highly Compensated Employees.

                                               The Committee may, within its sole discretion, and to the extent provided in applicable Treasury Regulations, permit Highly Compensated Employees to elect to treat the amount of the excess 401(k) Contributions for any
                                               Plan Year as an amount distributed to such Highly Compensated Employees and then contributed as After-Tax Participant Deposits by such Highly
                                               Compensated Employees to the Plan; provided, any such election to recharacterize and treat excess 401(k) Contributions in that manner must be made in accordance with Treasury Regulations within two and one-half
                                               (2 1/2) months after the close of the Plan Year to which the recharacterization relates.

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ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 11.     Excess Aggregate                      In the event the aggregate amount of Matching Contributions and
         Contributions                         employee contributions (and any qualified nonelective contribution or elective contribution taken into account in computing the contribution percentage) actually made on behalf of Highly Compensated
                                               Employees for any Plan Year is an amount in excess of the maximum amount of such contributions permitted under the limitations on matching contributions stated in paragraph 4. of this Article VIII (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages), then the Committee may, in its sole discretion, direct the Trustee to distribute the amount of such excess of such contributions for such Plan Year (and any income allocable to such contributions), but the distribution of such excess contributions (and income) shall be made within two and one-half (2 1/2) months after the close of such Plan Year.
                                               Any distribution of such excess aggregate contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of such amounts attributable to each of such Highly
                                               Compensated Employees.  The determination of the amount of such excess aggregate contributions with respect to the Plan shall be made after (i)
                                               first determining the excess deferrals (within the meaning of Code
                                               Section 402(g)), and (ii) then determining the excess 401(k)
                                               Contributions under paragraph 3. of this Article VIII.

 12.     Qualified Nonelective                 The Company may, in its sole discretion, elect to make Qualified Nonelective
         and Matching                          Contributions and Qualified Matching Contributions that are to be treated
         Contributions                         as 401(k) Contributions in order to satisfy the Actual Deferral
                                               Percentage tests prescribed in paragraph 3. of this Article VIII, and treated as Company Matching Contributions, to


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ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 12.     Qualified Nonelective                 satisfy the nondiscrimination tests prescribed in paragraph 4. of this Article
         and Matching                          VIII provided that such Qualified Nonelective Contributions or Qualified
         Contributions                         Matching Contributions shall be treated as 401(k) Contributions or Company Matching
         (Continued)                           Contributions, provided that they satisfy the requirements for such treatment prescribed by the applicable Treasury Regulations.  The term "Qualified Nonelective
                                               Contributions" means Company contributions to the Plan other than 401(k)
                                               Contributions and Company Matching Contributions that satisfy the requirements of the nondiscrimination requirements of the Plan provided in paragraph 3. of this Article VIII, and the distribution limitations applicable to 401(k) Contributions under the Plan, Code Section
                                               401(k)(2)(B), and Treasury Regulations Section 1.401(k)-1(d).


 13.     Plan Not Dependent Upon               This Plan is intended to be a profit-sharing plan within the meaning of Code Sections
         Earnings; Company                     401(a)(1) and (27) without regard to current or accumulated earnings and profits of
         Contributions Limited                 the Company; provided, that if at any time the Company's net earnings and earned
         to Earnings                           surplus as reflected by its books of account are insufficient to permit the making in full therefrom of any contribution otherwise required to be made by the
                                               Company hereunder, such contributions shall be required to be made only to the extent, if any, that such net earnings, earned surplus, and accumulated earnings and profits are sufficient, and the deficiency shall not thereafter be made up even though such earnings and profits again become sufficient therefor.


 14.     Maximum Contribution                  In no event, however, shall Company contributions be made in excess of the amount deductible under Code Section 404, or other applicable federal law now or hereafter in effect.

                                   ARTICLE IX

                             INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed                  A Participant may, by written direction to the Committee,
         Investment                            which shall in turn direct the Trustee in form prescribed
                                               by the Committee and countersigned by the authorized representative thereof, which countersignature shall be for the sole purpose of identification and authentication of good standing of the Participant, direct from time to time that any or all cash in his/her account, including his/her deposits, the Company's contributions, and any other cash, shall be invested under any one or more of certain designated investment options made available under the Plan; provided, however, there shall be a minimum of twenty-five percent (25%) investment of current monthly contributions in any one option.  A Participant may, after initial written direction of investment, give directions for changes in the investment of his/her account by use of the telephone voice response system established by the Committee and Trustee for the
                                               Plan.  Investment in certain options may be limited to retention and maintenance of prior contributions invested in such options, with no further investment of contributions therein being permitted, as more particularly provided below.  The Company may, by the amendment of the
                                               Plan, modify and change the investment options made available from time to time.  A Participant may also change his investment direction and direct sales from time to time to the extent permitted and authorized in paragraphs 2. and 3. below.

                                               The investment options existing and recognized under the Plan and Trust, are as follows:

                                               Option A:      ONEOK Inc. Common Stock Fund

                                               Option B:      TransAmerica Emerging Growth Fund

                                               Option C:      SEI S&P 500 Index Fund

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ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed                  Option D:      NWQ Balanced Fund
         Investment (Continued)
                                               Option E:      American Performance Bond Fund

                                               Option F:      SEI Stable Asset Fund

                                               Option G:      American Performance Treasury Fund

                                               Option H:      ONEOK Inc. Preferred Stock, Series A

                                               Option I:      U.S. Savings Bonds, Series E

                                               Option J:      U.S. Savings Bonds, Series EE

                                               On and after September 15, 1994, a Participant may, by written or telephone voice response direction to the Committee, and in turn to the
                                               Trustee, as provided above, direct that his/her deposits and account, the
                                               Company's contributions and any other cash be deposited in Options A through G; and no new or additional investment of contributions and cash may be directed by a Participant to be made in Options H, I, or J. But a
                                               Participant may retain in his/her account the prior direction investments in such Options.

                                               Purchases of Common Stock by the Trustee pursuant to Option A above shall be made from the Company if it shall have made shares available for such purchases, in which event the purchase price shall be equal to ninety-
                                               five percent (95%) of the average of the high and low sales prices of the
                                               Common Stock as reported on the New York Stock Exchange -Composite
                                               Transactions for the five (5) trading days immediately preceding the day or days of each month on which the Trustee receives contributions from the Participants  and the Company or receives dividends on the Common and
                                               Preferred Stock held by the Trustee.  When the Trustee purchases any
                                               Common Stock from the Company then, for that month, all sales of Common
                                               Stock shall be made by the Trustee in the open market and

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ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed                  not pursuant to paragraph 3. of this Article IX.  If no shares of Common Stock are
         Investment (Continued)                made available from the Company during the month, the Trustee may purchase such shares in the open market, or as provided in paragraph 4. of this Article IX.

  2.     Change in Participant's               Any direction by a Participant that available funds in his/her
         Investment Direction                  account shall be invested under a particular investment
                                               option shall be deemed a continuing direction until changed by the
                                               Participant.  A Participant may, by written direction to the Committee which shall in turn direct the Trustee in form prescribed by the
                                               Committee, by telephone voice response system direction in the manner prescribed by the Committee, or by such other means as may be authorized by the Committee, cancel or change any such investment direction from time to time; provided, that no Common Stock of the Company may be purchased for a Participant who is an insider of the Company within any period of less than six (6) months from any sale of Common Stock in his/her account.  A Participant is an insider of the Company if he/she is directly or indirectly the beneficial owner of more than ten percent
                                               (10%) of any class of equity security of the Company which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, or he/she
                                               is a director or an officer of ONEOK Inc.  To the extent requested by the
                                               Committee, a Participant directing a change in investment direction involving Option A shall certify to the Committee and the Trustee in a form prescribed by the Committee whether or not he/she is an insider subject to the foregoing limitations.

  3.     Sale of Investments at                A Participant may (i) by written direction in form prescribed
         Participant Direction                 by the Committee and countersigned by the authorized representative thereof, which countersignature shall be for the sole purpose of identification and authentication of good standing of the Participant, or (ii) by telephone voice response system authorized

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 PARAGRAPH

  3.     Sale of Investments at                and established by the Committee, direct the Committee and the Trustee to sell
         Participant Direction                 or turn in for redemption, as may be appropriate, any security purchased
         (Continued)                           at his/her direction; he/she may similarly direct the investment of the proceeds of any such sale or redemption, with or without the addition of other available cash then in his/her account, under any one or more of the investments options currently in effect under the Plan for which additional investment of contributions and cash may be directed; provided, however, that if a Participant shall direct the sale of a security purchased at his/her direction under Option A, and such Participant is an insider with respect to the Company under Section
                                               16 of the Securities Exchange Act of 1934, then such Participant may not, for a period of six (6) months thereafter, direct the purchase of the same security for his/her account, and any existing direction by such
                                               Participant for further investment in that security shall be automatically suspended during such six (6)-month period.



  4.     Time of Action by                     The Trustee will comply with the directions of a Participant with respect
         Trustee on Investments                to investment, sale and reinvestment as soon as practicable after receipt of such direction if they are given and received in accordance with one of the foregoing authorized means of communicating such directions; provided, however, that in the case of directions to purchase securities, the Trustee will not comply therewith until a means to make such purchase has been adequately provided in respect to the Participant's account.  With respect to purchases of Common Stock from the Company, the Trustee shall purchase such securities on the day or days of each month on which the Trustee receives the contributions from the Participants and the Company or receives dividends on the Common
                                               Stock held by the Trustee.  With respect to open market purchases of stock, the Trustee may, in accordance with regulations to be prescribed by the Committee, for the purpose of reducing brokerage commissions and other

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ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  4.     Time of Action by                     expenses, defer the execution of directions to purchase or sell securities until the
         Trustee on Investments                Trustee has accumulated directions to purchase or sell the quantities prescribed
         (Continued)                           in such regulations.  The Trustee, in its discretion, may limit the daily volume of its purchases or sales of a security to the extent that such action is deemed by it to be in the best interest of the Participants directing such purchases or sales.


  5.     Participant Rights as                 In the event that any option, rights, or warrants shall be granted or issued with
         to Options, Rights,                   respect to a security held by the Trustee under the Plan, the Trustee, to
         and Warrants                          the extent possible, shall give to the Participant in whose account such security is held a reasonable opportunity (which in any event shall not extend beyond five days prior to the date of expiration of the options, rights, or warrants) to direct the Trustee to exercise such options, rights, or warrants, and if any cash shall be required in connection with such exercise, such Participant shall, simultaneously with his/her direction to the Trustee, make available to the Trustee the necessary funds.  Such funds may be made available to the Trustee by payment thereof in cash or by written direction to the Trustee in form prescribed by the Committee to use cash held by the Trustee in the Participant's
                                               Account or obtained from the sale of any security in such account;
                                               provided, however, that the total of any such cash Payment and the amount of current monthly contribution shall not exceed the contribution and deposit and limitation set forth in Articles III and IV. Cash payments made by a Participant to the Trustee in connection with the exercise of any such options, rights, or warrants shall constitute an additional deposit in the Participant's Account for all purposes of the Plan except the Company's contributions under paragraph 1. of
                                               Article VII and except that, for a period of twelve (12) months after making any such payment, the Participant shall have the right, by written request to


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ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  5.     Participant Rights as                 the Trustee in form prescribed by the Committee, to receive payment from the
         to Options, Rights,                   Trustee out of any cash available in the Participant's Account an amount equal
         and Warrants                          to the cash so paid, and such payment to the Participant shall not constitute a
         (Continued)                           withdrawal within the meaning of Article XII or any other Article of the Plan.
                                               Any securities acquired as the result of the exercise of any such options, rights, or warrants shall be added to the Participant's Account.  If a Participant shall not, within the time designated by the Trustee, direct the Trustee to exercise any such option, right, or warrant and make available to the
                                               Trustee any necessary funds, the Trustee shall sell such option, right, or warrant in the open market, if there be any market thereof.  The cash proceeds from the sale of any options, rights, or warrants shall be credited to the Participant's Account.


  6.     Redemption of                         In the case of the redemption of any nontransferable security or on the maturity
         Nontransferable                       thereof, the Participant in whose account such security is held shall
         Securities                            take such steps as the Trustee may prescribe in order to effect the redemption or collection thereof by the Trustee.


  7.     Manner of Holding                     All cash and securities in Participants' Accounts shall, until disposed of pursuant
         Cash and Securities                   to the provisions of the Plan, be held in the possession of the Trustee.
                                               Transferable securities may be registered in the name of the Trustee or in the name of its nominee.  Nontransferable securities shall be issued in such name or names as the Trustee may elect, subject to any applicable laws or regulations at the time in effect with respect thereto.  In the sole discretion of the Trustee, investments in a particular security to be held in the accounts of more than one (1) Participant may be represented by a single stock certificate or a single bond, as the case may be.


ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  8.     Voting of Shares                      Shares of the voting stock of the Company held by the Trustee in the account of a Participant under the Plan will be voted or consents for action with respect thereto will be granted by the Trustee or other registered owner thereof only in accordance with written instructions given to the Trustee by the Participant, except that the Trustee, in its discretion, may vote or direct the registered owner to vote or may consent or direct the registered owner to consent to action being taken with respect to any such stock if the Trustee has not received written instructions from the Participant in whose account such shares are held at least five (5) days prior to the date of the meeting at which such vote is to be taken or the last date that a consent of action may be given.  Notice of any such meeting or consent request shall be given by the Committee to the Participant and a request for written instructions shall be made by the Committee to be directed to the Trustee at such time and in such form as may be provided by rules and regulations adopted by the Committee.

  9.     Tender Offers                         Notwithstanding any other provisions of this Plan, the provisions of this paragraph 9. shall govern the tendering of shares of Common Stock of the
                                               Company held in this Plan.

                                               a.   Upon commencement of a tender offer for any securities that are
                                                    Common Stock of the Company, the Company shall notify each
                                                    Participant of such tender offer and utilize its best efforts to timely distribute or cause to be distributed to the Participant such information as is distributed to shareholders of the Company in connection with such tender offer, and shall provide a means by which the Participant can instruct the Trustee whether or not to tender the shares of Common Stock of the Company allocated to such
                                                    Participant's account.  The Company shall provide the Trustee with a copy of any materials provided to Participants.

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  9.     Tender Offers                         b.   Each Participant shall have the right to instruct the
         (Continued)                                Trustee as to the manner in which the Trustee is to
                                                    respond to the tender offer for any and all of the shares of Common
                                                    Stock of the Company allocated to such Participant's account.  The
                                                    Trustee shall respond to the tender offer with respect to shares of
                                                    Common Stock of the Company as instructed by the Participant.  The
                                                    Trustee shall not tender any stock allocated to a Participant's account for which the Trustee has received no instructions from the
                                                    Participant.

                                               c.   The Trustee shall tender that number of unallocated shares of Common
                                                    Stock of the Company which is determined by  multiplying the total number of unallocated shares by a fraction of which the numerator is the number of shares of Common Stock of the Company allocated to
                                                    Participants' accounts for which the Trustee has received
                                                    instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator is the total number of shares of Common Stock of the
                                                    Company allocated to Participants' accounts.

                                               d.   A Participant who has directed the Trustee to tender shares of
                                                    Common Stock of the Company allocated to such Participant's account may, at any time prior to the tender offer withdrawal date, instruct the Trustee to withdraw, and the Trustee shall withdraw, such shares of Common Stock from the tender offer prior to the withdrawal deadline.  Prior to such withdrawal deadline, if unallocated shares of Common Stock of the Company have already been tendered, the
                                                    Trustee shall redetermine the number of shares of Common Stock of the Company which would be tendered under paragraph 9.c. hereunder as if the date of such withdrawal were the date of

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  9.     Tender Offers                              determination, and withdraw the number of unallocated shares necessary
         (Continued)                                to reduce the number of unallocated shares tendered to the amount so redetermined.  A Participant shall not be limited as to the number of instructions to tender or withdraw which he/she may give to the Trustee.

                                               e.   The Trustee shall credit the proceeds received in exchange for tendered shares of Common Stock of the Company to the account from which the tendered stock originated.  Notwithstanding paragraph 3.
                                                    of this Article IX, each Participant to whose account amounts have been allocated pursuant to this subparagraph e. shall have the right to direct the Trustee to immediately invest such amounts in any of the Options then available for investment under the Plan.

 10.     No Guarantee or                       Nothing in this Plan contained shall be construed as a guarantee by the
         Indemnity                             Company or by the Trustee of the value of any security in which funds held by the Trustee under the Plan are invested or as an indemnity against any loss resulting from such investments.

                                   ARTICLE X

                 CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  1.     General Charges                       All interest, dividends, and other income received by the Trustee in respect
         and Credits                           to assets included in a Participant's Account, and all gains or losses upon the sale of securities in the Participant's Account, as determined by the
                                               Trustee, shall be credited or charged, as the case may be, to the Participant's
                                               Account.

  2.     Calculation of                        The cost to be charged to a Participant's Account of securities purchased shall
         Charges and Credits                   be the average cost of all securities of the particular issue purchased
         to Participant Accounts               by the Trustee at the direction of Participants.  The proceeds credited to a
                                               Participant's Account upon the sale or redemption of any securities shall be the actual proceeds thereof, except that if the Trustee is making sales of securities of a particular issue at the direction of two (2) or more Participants at substantially the same time, the proceeds credited to each Participant's Account may be based upon the average of the selling prices realized upon such sales, if the Trustee, in its discretion, shall determine that market conditions are such as to make that action advisable.

  3.     Commissions, Taxes,                   Brokerage commissions, transfer taxes, and other charges and expenses in
         and Charges on Security               connection with the purchase or sale of securities shall be added to the
         Purchases and Sales                   cost of such securities or deducted from the proceeds thereof, as the case may be.

  4.     Investment Management                 Investment management fees charged or incurred by any person, firm, or entity for
         Fees                                  the management of investments made in or by any fund in connection with a
                                               Participant's investment in Option B (Group Investment Contracts), Option C
                                               (Standard & Poors 500 Index Fund), Option D (Pooled Investment in Insured Bank
                                               Deposits and Certificates of

ARTICLE X - CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  4.     Investment Management                 Deposit), Option H (American Performance Equity Fund) or Option I (American
         Fees (Continued)                      Performance Bond Fund), under paragraph 1. of Article IX, above, shall be charged against the Participant's Account as the Trustee shall determine.

  5.     Calculation of Credits                Upon the redemption or maturity or any nontransferable Government bonds included
         for Redemption                        in a Participant's Account, the difference between the cost thereof and the amount received upon such redemption or maturity shall be credited to the
                                               Participant's Account as income.

  6.     Taxes                                 Taxes, if any, on any assets held by the Trustee or income therefrom which are payable by the Trustee shall be charged against the
                                               Participants' Accounts as the Trustee shall determine.

                                   ARTICLE XI

                      VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  1.     Vesting of Participant                A Participant's contributions under Article IV and his/her rights in the accrued
         and Company                           benefit derived therefrom, are nonforfeitable. The Company's 401(k)
         Contributions                         Contributions and Matching Contributions for the account of a
                                               Participant, and any income and earnings therefrom and accretions thereon, shall become vested in such Participant immediately upon payment of such contributions to the Trustee and receipt by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) the Participant may not thereafter be deprived of such funds under any provision of the Plan.  All accounts of a Participant under the Plan shall be nonforfeitable.


  2.     Withdrawals                           The Company's contributions and Participant After-Tax Deposits credited to the account of a Participant, and the income and earnings on and accretions to a Participant's account whether derived from the
                                               Participant's deposits or the Company's contributions or from any other funds at any time in said account, may be withdrawn by or paid to the
                                               Participant upon request by the Participant as provided for in Article
                                               XII or upon complete liquidation of the Participant's account as provided for in paragraphs 3., 6., and 7. of this Article XI, or upon termination of the Plan as provided in paragraph 9. of Article XII or upon adverse modification of the Plan as provided in paragraph 3. of Article XXIII or upon termination of the Trust as provided in paragraph 5. of Article
                                               XXIII.

  3.     Distribution of                       Except as provided in paragraph 5. of this Article XI, when a Participant dies or
         Participant Accounts                  his/her employment with the Company is terminated by retirement or for any other reason (except transfer of employment to a

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  3.     Distribution of                       subsidiary of the Company participating in the Plan), the account of such
         Participant Accounts                  Participant under the Plan will be completely liquidated, and the entire
         (Continued)                           balance of the account will be distributed in a single payment to the Participant, or his/her surviving spouse, beneficiaries or legatees, or heirs, respectively, whichever is entitled thereto.  The determination of the distributee or distributees in the event of a Participant's death shall be made in accordance with Article XIII of the Plan.  Every distribution on death of a Participant shall be an immediate distribution by a single payment of the entire account.  It is intended by this paragraph 3. that distribution of the entire balance in the account of a Participant is to be made as soon as reasonably practicable after the death of a
                                               Participant, or termination of employment by retirement or for any other reason and in no event shall distribution by reason of the Participant's death be made later than five (5) years after the death of the
                                               Participant; provided, that if the Participant's account exceeds three thousand five hundred dollars ($3,500), it shall not be immediately distributed until the Participant attains age sixty-five (65) without the written consent of the Participant; but no consent to immediate distribution shall be required in the event of the death of a
                                               Participant, and such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account, and his/her account shall be maintained and distributed thereafter only in accordance with the rights to, and sequence of requested distribution stated in paragraphs 6. and 8. of this Article XI, below.  Any such undistributed balance of the Participant's account shall be distributed upon his/her attaining age sixty-five (65); provided that a Participant who has separated from employment with the Company by retirement or for any reason other than death, may make the affirmative election


ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  3.     Distribution of                       to defer distribution of his/her account beyond age sixty-five (65) pursuant to
         Participant Accounts                  paragraph 5. of this Article XI, below.
         (Continued)

  4.     Time of Distribution                  Unless the Participant elects otherwise under paragraph 5. of this
                                               Article XI, notwithstanding any other provisions of the Plan, the payment of benefits under the Plan to the Participant will begin not later than the sixtieth (60th) day after the latest of the close of the Plan Year in which:

                                               a.   the Participant attains the age sixty-five (65),

                                               b.   occurs the tenth (10th) anniversary of the year in which the
                                                    Participant commenced participation in the Plan, or

                                               c.   the Participant terminates employment with the Company.

  5.     Participant Election                  A Participant whose employment with the Company is terminated by retirement or
         to Defer Distribution                 for any reason other than death, may make an affirmative election to defer the distribution of his/her account if it exceeds three thousand five hundred dollars
                                               ($3,500) on the date of his/her retirement or separation from service.  Such affirmative election of deferral of distribution is separate and distinct from the requirement of consent to immediate distribution stated in paragraph 3.
                                               of this Article XI, and shall apply independently thereof.  It shall be made by written statement describing the Participant's account in a form prescribed by the Committee, signed by the Participant and delivered by him/her to the Committee not later than sixty (60) days following the
                                               Participant's retirement or separation from service.

  6.     Sequence of Deferred                  If a Participant refuses consent to immediate distribution of his/her account under
         Distribution of                       paragraph 3. of this Article XI, above, or
         Accounts

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  6.     Sequence of Deferred                  a Participant makes the affirmative election of deferral of distribution provided in
         Distribution of                       paragraph 5. of this Article XI, his/her account shall continue to be
         Accounts (Continued)                  maintained in the Trust in the manner provided by the Plan.  Subject to the prior approval and consent of the Committee, the Participant may at any time thereafter request in writing that distribution of his/her account be made.  When such a request is approved by the Committee, the
                                               Participant's account shall be distributed to the Participant within a reasonable time following receipt  and approval of that request; provided that such a deferred distribution of a Participant's account shall be only in the following sequence:  first, either all of his/her account, or all of his/her Participant contributions; second, the balance of the account not previously distributed; thus, all of a Participant's contributions must be distributed to him/her at one time, and no Company contributions can be distributed without previous or concurrent distribution of all Participant contributions.  A Participant who has withdrawn all of his/her own contributions prior to deferral of distribution hereunder may thereafter request and receive only a single distribution of the balance of his/her account.  No earnings credited to the account of a Participant can be distributed to him/her after his/her termination of employment with the Company without liquidating the total account balance.


  7.     Deferred Distribution                 A Participant who makes the affirmative election to defer the distribution of
         at Age Seventy (70)                   his/her account under paragraph 5. of this Article XI, shall in all events have any undistributed balance of his/her account paid and distributed to him/her not later than the first day of the month next following the date on which he/she attains age seventy (70).

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  8.     Distribution of                       If a Participant who has refused to consent to immediate distribution under
         Deferred Accounts at                  paragraph 3.  this Article XI, above, or who has made the affirmative
         Death of Participant                  election to defer receipt of his/her account under paragraph 5. of this
                                               Article XI, dies before a complete distribution of the account has been made, then upon his/her death, his/her entire account balance shall be distributed to his/her surviving spouse, beneficiaries, or legatees in the same manner and within the same time periods following such death as are provided for under paragraph 3. of this Article XI in the case of a Participant's death prior to other termination of his/her employment with the Company.


  9.     Mandatory Time of                     Notwithstanding the foregoing, in no event will the entire balance in the
         Distribution                          account of any Participant be distributed to such Participant later than
                                               April 1 of the calendar year following the calendar year in which the
                                               Participant attains age seventy and one-half (70 1/2); provided, in the event a Participant remains in the active employment of the Company and participation in the Plan after having attained age 70 1/2, a distribution from such Participant's Plan account shall be made to him no less frequently than the last day of each calendar year in such amount as is necessary in order for the Plan to conform to the minimum distribution requirements prescribed in Code Section 401(a)(9); provided, further, in the event a
                                               Participant dies before the distribution of the Participant's interest has begun, then the entire interest of the Participant will, in any event, be distributed within five (5) years after the death of the Participant.  Every distribution of a Participant's account on his/her death shall be made at least as rapidly as the immediate total distribution generally provided for distributions hereunder, without any deferral allowed.

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

 10.     Form of Distributions                 In so far as practicable, upon any complete liquidation of a
                                               Participant's account, upon distributions under paragraphs 6. or 7. of this Article XI, and upon withdrawals provided for in Article XII, any securities held in the account of the Participant will be distributed in kind if the Participant so requests, but where this form of distribution is impracticable cash will be paid in an amount equal to the value at the time of distribution, as determined by the Trustee, of any investment that it is impracticable to distribute in kind.  No other form of distribution (neither annuity contract nor other item) shall be made from the Trust; provided, that accrued benefits of accounts transferred to the
                                               Trust from the trust of a subsidiary plan pursuant to paragraphs 1. or 2.
                                               of Article V, which are subject to the provisions of Article XXII hereof shall be distributed as provided therein.

 11.     Qualified Domestic                    Notwithstanding any other provisions of the Plan, if a Participant's account is
         Relations Orders;                     ordered paid, transferred, or assigned, in whole or in part, to an alternate
         Distributions                         payee pursuant to an order determined by the Plan Administrator to be a
                                               Qualified Domestic Relations Order within the meaning of Code Section
                                               414(p), the payment and distribution to such alternate payee of amounts attributable to the Participant's account is authorized to be made by the
                                               Plan Administrator pursuant to such a Qualified Domestic Relations Order prior to the date on which the Participant attains the earliest retirement age under the Plan, and within a reasonable period of time after such determination, if such payment is otherwise permissible under
                                               Code Section 414(p).  For purposes of this paragraph 11., the term
                                               "earliest retirement age" shall mean the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of (a) the date the Participant attains age fifty (50), or (b) the earliest date on which the


ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

 11.     Qualified Domestic                    Participant could begin receiving benefits under the Plan if the Participant
         Relations Orders;                     separated from service.
         Distributions
         (Continued)

                                  ARTICLE XII

               WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  1.     Withdrawals from 401(k)               Subject to the limitations of paragraph 5. below, a Participant may withdraw
         Contribution Account                  amounts from his/her 401(k) Contribution Account by submitting his/her written request to the Committee at such time and in such manner as shall be prescribed by the under the following conditions:

                                               a.   The withdrawal request must be on account of an immediate and heavy financial need (sometimes hereinafter referred to as "hardship") of the Participant and the withdrawal must be necessary to satisfy such hardship, all as determined by the Committee in accordance with the nondiscriminatory and objective standards set forth herein.

                                               b.   No hardship withdrawal shall be made in an amount in excess of the amount of the immediate and heavy financial need of the Participant.
                                                    The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                                               c.   No hardship withdrawal shall be permitted unless the Participant has obtained all distributions other than hardship distributions from the Company's 401(k) Contributions in the Participant's Account, and
                                                    has obtained all nontaxable loans currently available under all plans maintained by the Company.

                                               d.   A withdrawal will be deemed to be made on account of an immediate and heavy financial need if it is on account of:

                                                    (1)     Expenses for medical care described in Code Section 213(d)
                                                            previously incurred by the Participant, the Participant's
                                                            spouse, or any

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  1.     Withdrawals from 401(k)                            dependents of the Participant (as defined in Code Section 152), or
         Contribution Account                               necessary for these persons to obtain medical care described
         (Continued)                                        in Section 213(d);

                                                    (2)     Costs directly related to the purchase of a principal
                                                            residence of the Participant (excluding mortgage payments);

                                                    (3)     Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the
                                                            Participant, or the Participant's spouse, children, or
                                                            dependents (as defined in Code Section 152);

                                                    (4)     Payments necessary to prevent the eviction of the Participant from his/her principal residence or foreclosure on the
                                                            mortgage on that residence;

                                                    (5)     Such other facts and circumstances as the Commissioner of
                                                            Internal Revenue lists as deemed immediate and heavy
                                                            financial needs through publication of revenue rulings,
                                                            notices, and other documents of general applicability.

                                               e.   The Committee may determine that a request for withdrawal on the basis of facts and circumstances other than those stated in subparagraph d. (1) through (5), above, is on account of immediate and heavy financial need.  In making such determination, the
                                                    Committee shall consider the event or cause of the financial need;
                                                    all apparent legal and ethical obligations or considerations which may require the Participant to utilize his/her Plan account to meet such need; the importance of the need to the health, welfare, and support of the

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  1.     Withdrawals from 401(k)                    Participant and members of his/her immediate family; the probable effect on
         Contribution Account                       the Participant of denial of the requested withdrawal; and such
         (Continued)                                other facts and circumstances which indicate existence of an immediate and heavy financial need by the Participant which is comparable to the deemed immediate and heavy financial needs described in subparagraph d. (1) through (5).


                                               f.   If a hardship withdrawal is made to a Participant, then:

                                                    (1)     The Participant's elective Reductions in Compensation and
                                                            401(k) Contributions attributable thereto, and all other
                                                            Participant deposits and contributions to the Plan and all other plans of deferred compensation of the Company will be suspended for twelve (12) months after the hardship
                                                            withdrawal is made; and

                                                    (2)     The Participant may not make elective Reductions in
                                                            Compensation for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in
                                                            excess of the applicable limit under Code Section 402(g) for such next taxable year less such Participant's elective
                                                            Reduction in Compensation for the taxable year of the
                                                            hardship withdrawal.

                                               g.   The hardship withdrawal, if approved by the Committee, shall be paid to the Participant as soon as practicable following the date the
                                                    Participant's written request is submitted to the to the Committee.

  2.     Participant Withdrawals               A Participant may, by written request to the Trustee in form approved by the
         of After-Tax Participant              Committee, make withdrawals from any unwithdrawn amounts of his/her After-Tax
         Deposits                              Participant Deposits

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  2.     Participant Withdrawals               theretofore deposited with the Trustee, subject to the same conditions and
         of After-Tax Participant              requirements as to financial hardship as are provided under subparagraphs
         Deposits (Continued)                  a., b., d., e., f.(1), and g. of paragraph 1. of this Article XII;
                                               provided, that such conditions and requirements shall not apply to a
                                               Participant's request for withdrawal of any part or all of his/her pre-
                                               1987 Employee Contributions Account Balance.  The amount which may be so withdrawn by a Participant shall not exceed the entire balance of his/her
                                               Employee Contribution Account.  Such withdrawals shall be in accordance with the provisions of this Article XII.


  3.     Participant Withdrawals               Except as otherwise expressly provided herein, after August 31, 1989, a
         of Matching Contributions             Participant shall not be permitted or allowed to withdraw any Company
         or Other Amounts                      Matching Contributions or other amounts in excess of the amount of 401(k)
                                               Contributions or After-Tax Participant Deposits in his/her Account.

  4.     Sequence of Permitted                 In the event a Participant desires to withdraw funds credited to his/her
         Withdrawals                           Accounts from After-Tax Participant Deposits, the withdrawal sequence shall be:  first, the Participant's contributions which are in the Participant's
                                               Pre-1987 Employee Contribution Account Balance; second, the Participant's
                                               Separate Section 72(d) Employee Contribution Account; and third, the balance of the Participant's Account, if any, which may be withdrawn under this
                                               Article XII.

  5.     Frequency for                         A requested withdrawal by a Participant of any part of his/her Accounts under this
         Withdrawals                           Plan shall not be allowed unless at least twelve (12) consecutive months of continuous participation and contributions have elapsed since any prior withdrawal by the Participant.

  6.     Voluntary Withdrawal                  Subject to prior approval of the Committee, a Participant who has completed five
         After Age Fifty-Nine                  (5) years of participation in this Plan may be allowed to withdraw a
         and One-Half (59 1/2)                 single sum amount not exceeding

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  6.     Voluntary Withdrawal                  the entire balance in his/her Accounts at any time after his/her attainment of
         After Age Fifty-Nine                  age fifty-nine and one-half (59 1/2).  Such a voluntary withdrawal may
         and One-Half (59 1/2)                 be made only one (1) time by any Participant.
         (Continued)

  7.     Distributions in                      Notwithstanding any other provisions hereof limiting the distribution or withdrawal
         Certain Events                        of a Participant's 401(k) Contribution Account or other amounts of a Participant's
                                               Account, a Participant's Account may be distributed in the event of (i) the termination of the Plan without establishment or maintenance of another defined contribution plan by the Company (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), (ii) the disposition by the Company of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Company in a trade or business of the Company, but only with respect to a Participant who continues employment with the corporation acquiring such assets, or (iii)
                                               the disposition by the Company of the Company's interest in a subsidiary
                                               (within the meaning of Code Section 409(d)(3)), but only with respect to a Participant who continues employment with such subsidiary.  No such distribution shall be permitted to a Participant unless it is made in the form of a lump sum distribution as defined in Code Section
                                               401(k)(10)(B)(ii); and a distribution by reason of an event described in clause (ii) or (iii) of the preceding sentence of this paragraph 7. shall not be permitted unless the transferor corporation continues to maintain the Plan after the disposition.

  8.     Participant Loan                      The Committee and the Trustee shall have the power and duty to establish a
         Program                               nondiscriminatory Participant loan program for the Plan, which the Trustee shall observe in making loans, if any, to Participants and under which loans may be made available to all Participants and beneficiaries under the Plan who are parties in interest with respect


ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  8.     Participant Loan                      to the Plan, within the meaning of Section 3(14) of the Employee Retirement Income
         Program (Continued)                   Security Act of 1974 as amended, on a reasonably equivalent basis and not made available in an amount to Highly Compensated Employees which is greater than the amount available to other Employees, which loans shall be made in accordance with specific provisions regarding such loans set forth in the Plan or in a separate written document forming a part of the Plan, and which loans shall bear a reasonable rate of interest and be adequately secured.

                                               The loan program to be established for the Plan shall be contained in a written document separate from this Plan but forming part of the Plan and incorporated herein by reference for all purposes, which shall include the following:  (i) the identity of the person or positions authorized to administer the Participant loan program; (ii) a procedure for applying for loans; (iii) the basis on which loans will be approved or denied;
                                               (iv) limitations (if any) on the types and amount of loans offered; (v)
                                               the procedure under the program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a Participant loan; (vii) the events constituting default and steps that will be taken to preserve Plan assets in the event of such default; and (viii) the other requirements, policies, and procedures with respect to the
                                               Participant loan program which the Committee determines should be included therein from time to time.  The separate written document containing such provisions of the Plan loan program shall be maintained by the Committee in the office of the Secretary of the Company, or by such other person as may be designated by the Committee, and shall be made available for inspection or copying upon the request of Participants and beneficiaries of the Plan.

                                               Notwithstanding anything to the contrary expressed herein, there shall be no reduction of the accrued benefit of a Participant in

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  8.     Participant Loan                      his/her account in the Plan by reason of any default on a plan loan to such
         Program (Continued)                   Participant prior to the time at which an actual distribution of the amount of such reduction to the Participant would otherwise be permissible under the Plan.
                                               A plan loan will not be considered to be a distribution or reduction of the
                                               Participant's accrued benefit in his/her account solely by reason of its inclusion in his/her gross income under Code Section 72(p).

                                               Any such loan shall be made upon application of the Participant, and on terms acceptable to the Committee in an amount which when added to the outstanding balance of all other loans from the Plan to the Participant does not exceed the lesser of (i) fifty thousand dollars ($50,000), reduced by the excess (if any) of (a) the highest outstanding balance of loans from the Plan during the one (1)-year period ending on the day before the date on which such loan was made, over (b) the outstanding balance of loans from the Plan on the date on which such loan was made, or (ii) one-half (1/2) of the present value of the nonforfeitable accrued benefit of the Participant under the Plan.  Such loan shall bear interest at such reasonable rate as the Committee may establish, and the Committee shall make such arrangements for adequate security and repayment as are reasonable under the circumstances.  The Committee shall require the prior written consent of the Participant and, if married, the
                                               Participant's spouse, with respect to any loan which is secured by such married Participant's accrued benefit under this Plan.  The written consent of the Participant's spouse shall acknowledge the effect thereof and be witnessed by a Plan representative or notary public.  Any such loan shall by its terms be required to be repaid within five (5) years, except a longer term loan may be made in the case of a loan used to acquire any dwelling unit which within a reasonable time is to be used
                                               (determined at the time the loan is made) as

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

  8.     Participant Loan                      the principal residence of the Participant. Except as permitted by regulations,
         Program (Continued)                   any loan shall provide for substantially level amortization thereof (with payments to be made not less frequently than quarterly) over the term of the loan.  In its discretion, the Committee may direct more than one (1) loan to a
                                               Participant, but the aggregate amount of all such loans outstanding at any time shall not exceed the maximum amount hereinabove stated.  In the event of default in repayment, separation from service, or death of the
                                               Participant, while a loan is outstanding, the unpaid balance and any interest due thereon shall immediately become due and payable and shall be charged first against the balance to the Participant's credit in the
                                               Participant's Pre-1987 Employee Contribution Account Balance, if any,
                                               then against the Participant's Separate Section 72(d) Employee
                                               Contribution Account Balance, if any, then against the rest of the
                                               Participant's Employee Contribution Account, and then against the balance of the Participant's Account.  For purposes of the foregoing limitations, the rules applicable to affiliated corporations and employers under Code
                                               Sections 414(b),(c), and (m) shall apply, and all plans of the Company determined (after the application of such sections) shall be treated as one (1) plan.

  9.     No Withdrawal of Loan                 A Participant to whom a loan has been made pursuant to the provisions of paragraph
         Amount                                8. of this Article XII, shall not be allowed at any time to withdraw any amount from his/her Account in excess of the amount which is equal to the current value of his/her Account minus the outstanding unpaid balance of such loan together with any accrued interest thereon.

 10.     No Withdrawal of                      When a Participant's employment with the Company is terminated by retirement or
         Deferred Account                      for any other reason other than death, and he/she either does not consent to immediate distribution of his/her account under paragraph 3. of Article XI, or he/she elects

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

 10.     No Withdrawal of                      to defer the distribution of his/her account under paragraph 5. of Article XI,
         Deferred Account                      he/she shall thereafter receive distribution of his/her account only in
         (Continued)                           accordance with the provisions of paragraphs 6., 7., and 8. of Article
                                               XI, and he/she shall not be permitted thereafter to make withdrawal of the funds in his/her account pursuant to the withdrawal provisions of this Article XII.

 11.     Suspension During                     A Participant's deposits and the corresponding Company Matching Contributions
         Approved Leave                        will be suspended automatically for the period of any Company-approved
         of Absence                            leave of absence without pay, including military and other governmental service.  The Participant's employment with the Company shall not be treated as terminated thereby for the purposes of paragraph 3. of Article
                                               XI.

 12.     Effect of Termination                 Any termination or suspension under any provision of this Plan, except suspension
         or Suspension of                      of deposits under paragraph 11. of this Article XII, shall have the
         Participation                         effect of ending the period of the Participant's current Plan participation.  Upon or at any time after expiration of the required period following any termination, the Participant may again commence participation in the manner provided in paragraph 2. of Article II hereof as of the first day of the calendar month following the month in which he/she elects to recommence participation and a new period of such
                                               Participant's current Plan participation shall thereupon commence.


 13.     No Forfeiture for                     No termination or suspension of participation in the Plan or failure to resume
         Suspension or                         participation at any time shall affect the Participant's right to receive
         Termination                           distribution of his/her account upon complete liquidation upon the terms and at the time provided in paragraph 3. of Article XI, or upon termination of the Plan as provided in paragraph 12. of this Article XII or upon


ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

 PARAGRAPH

 13.     No Forfeiture for                     adverse modification of the Plan as provided in paragraph 3. of Article XXIII, or
         Suspension or                         upon termination of the Trust as provided in paragraph 5. of Article XXIII.
         Termination                           Furthermore, and notwithstanding any other terms or provisions of this Plan, no
         (Continued)                           suspension or termination of participation under the Plan shall operate to alter a Participant's rights, privileges, or obligations thereunder with respect to the management or disposition of his/her account with the Trustee.

 14.     Termination of Plan                   Upon a partial termination of the Plan, or upon a termination of the Plan as an entirety or as to any subsidiary of the Company, each Participant of the Company or of such subsidiary then participating, as the case may be, will receive distribution of the entire balance of his/her account.

 15.     Valuation of                          For the purpose of valuing a Participant's Account in connection with any withdrawal
         Securities                            under the provisions of this Article XII and for the purpose of any distribution in kind, any nontransferable Government bonds shall be valued at the then current redemption price thereof, and other securities shall be valued at prices determined by the Trustee, as near as practicable to those then obtainable upon a sale in the open market.

                                  ARTICLE XIII

                      BENEFICIARIES IN THE EVENT OF DEATH

 PARAGRAPH

  1.     Surviving Spouse as                   A Participant's nonforfeitable Accrued Benefit (reduced by any security interest
         Primary Beneficiary                   held by the Plan by reason of a loan outstanding to such Participant) shall be payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse or the surviving spouse consents, in the manner provided in paragraph 2. of this Article XIII, below, then to a designated beneficiary of the Participant under paragraph 3. of this
                                               Article XIII.

  2.     Election and Consent to               A Participant may elect at any time to waive the required distribution and
         Alternate Beneficiary                 payment of his/her Account to his/her surviving spouse in the event
         or Beneficiaries                      of his/her death.  Any such election must be made in writing by the
                                               Participant in the form prescribed by the Committee.  Any election by a
                                               Participant to waive the surviving spouse benefit may be revoked at any time by the Participant by a written declaration of revocation delivered to the
                                               Committee in such form as it may prescribe.  Any election to waive the surviving spouse benefit provided under paragraph 1. of this Article XIII above shall not take effect unless the spouse of the Participant consents in writing to such election, such election designates a beneficiary which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without requirement of further consent by the spouse), and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public; or it is established to the satisfaction of the Plan representative that the consent required of the spouse, as hereinabove provided, may not be obtained because the spouse cannot be located, or because of such other

ARTICLE  XIII - BENEFICIARIES IN THE EVENT OF DEATH

 PARAGRAPH

  2.     Election and Consent to               circumstances as may be prescribed by Treasury Regulations; provided, that any such
         Alternate Beneficiary                 consent by a spouse shall be effective only with respect to such spouse.
         or Beneficiaries
         (Continued)

  3.     Designation of                        A Participant who has no spouse, or who with his/her spouse's consent has elected
         Beneficiary or                        to waive the surviving spouse benefit as hereinabove provided, may file
         Beneficiaries                         with the Committee, a written designation, in the form prescribed by the
                                               Committee, of the beneficiary or the beneficiaries to receive all or part of his/her account upon his/her death, and the Participant shall also file with the Committee such information as to the identity of the beneficiary or beneficiaries and the relationship of the beneficiary or beneficiaries to the Participant as the Committee may from time to time require.  The last designation received by the Committee shall be controlling over any testamentary or other disposition; provided, however, that no designation, or change or cancellation thereof, under this Plan shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

  4.     Payment and Distribution              Upon the death of a Participant, his/her account shall be paid or distributed to the
         to Beneficiary or                     Participant's spouse, or beneficiary or beneficiaries designated by him/her as
         Beneficiaries                         provided in the preceding paragraphs 1. through 3. of this Article XIII, or, in the absence of such designation, to the estate of the Participant or to the beneficiary or beneficiaries entitled thereto under the intestacy laws governing the disposition of his/her estate, and thereupon the Trustee, the Company, and the
                                               Committee shall not be under any further liability to anyone.


                                  ARTICLE XIV

                                  SUBSIDIARIES

 PARAGRAPH

  1.                                           This Plan may be modified and amended at any time by the Board of
                                               Directors for the purpose of extending its benefits to the employees of one (1) or more subsidiaries of the Company on such terms as the Board of
                                               Directors may determine.

                                   ARTICLE XV

                                 ADMINISTRATION

 PARAGRAPH

  1.     Thrift Plan Committee                 The Plan shall be administered by a Committee consisting of not less than three (3) members, who shall be appointed from time to time by the Board of Directors and shall serve at the pleasure of the Board.  Each of the members of the Committee shall from time to time designate an alternate who shall have full power to act in his/her absence or inability to act.
                                               Members of the Committee may Participate in the benefits under the Plan provided they are otherwise eligible to do so.  Except as otherwise provided by the Board of Directors, no member of the Committee shall receive any compensation for his/her services as such.  No bond or other security shall be required of any member of the Committee in such capacity in any jurisdiction.  In the absence of the Chairman of the
                                               Committee, the alternate designated by the Chairman shall preside at the meetings of the Committee.

  2.     Trust and Trustee                     The Company and the Bank of Oklahoma, N.A., have entered into a Trust
                                               Agreement pursuant to which the Bank of Oklahoma, N.A., is to act as
                                               Trustee under the Plan.  The Company may, without further reference to or action by any Employee, Participant, or any subsidiary of the Company participating in the Plan, (a) from time to time enter into such further agreements with the Trustee or other parties, and make such amendments to said Trust Agreement or such further agreements, as the Company may deem necessary or desirable to carry out the Plan; (b) from time to time designate successor Trustees which in each case shall be a bank or trust company having capital and surplus of not less than five hundred million dollars ($500,000,000); and (c) from time to time take such other steps and execute such other instruments as the Company may deem necessary or desirable to put the Plan into effect or to carry it out.  The Board shall determine

ARTICLE XV - ADMINISTRATION

 PARAGRAPH

  2.     Trust and Trustee                     the manner in which the Company shall take any such action.  The Committee
         (Continued)                           shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustee to pay such benefits from the respective Participants' Accounts.  The Committee shall have such other powers and duties as are specified in this instrument as the same may from time to time be constituted, and not in limitation but in amplification of the foregoing, the Committee shall have power, to the exclusion of all other persons, to interpret the provisions of this instrument, to decide any disputes which may arise hereunder; to construe and determine the effect of beneficiary designations; to determine all questions that shall arise under the Plan, including questions as to the rights of Employees to become Participants, as to the rights of Participants, and including questions submitted by the Trustee on all matters necessary for it properly to discharge its duties, powers, and obligations; to employ legal counsel, accountants, actuaries, consultants and agents; to establish and modify such rules and regulations for carrying out the provisions of the Plan not inconsistent with the terms and provisions hereof, as the Committee may consider proper and desirable; and in all things and respects whatsoever, without limitation, to direct the administration of the Plan and Trust with the Trustee being subject to the direction of the Committee.  The Committee may supply any omission or reconcile any inconsistency in this instrument in such manner and to such extent as it shall deem expedient to carry the same into effect and it shall be the sole and final judge of such expediency.  The Committee may adopt such regulations with respect to the signature by an Employee,
                                               Participant and/or the spouse of an Employee or Participant to any directions or other

ARTICLE XV - ADMINISTRATION

 PARAGRAPH

  2.     Trust and Trustee                     papers to be signed by Employees or Participants and similar matters as the
         (Continued)                           Committee shall determine in view of the laws of any state or states.

  3.     Plan Fiduciaries                      The Fiduciary of the Plan, who shall have authority to control and manage the operation and administration of the Plan, is the Committee.  The
                                               Fiduciary may serve in more than one (1) fiduciary capacity under the
                                               Plan.  It may employ one (1) or more persons to render advice to it.  It may delegate ministerial functions to any person or persons.  The Trustee and the Company may by agreement in writing arrange for the delegation by the Trustee to the Committee of any of the Trustee's functions except the custody of the assets, the voting with respect to shares held by the
                                               Trustee, and the purchase and sale or redemption of securities.  Any action in accordance with this paragraph will be subject to advance approval of the Board of Directors of the Company.

  4.     Action by Thrift                      Any act which this instrument authorizes or
         Plan Committee                        requires the Committee to do may be done by a majority of the then members of the Committee.  The action of such majority of the members expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the
                                               Committee at the time in office, provided, however, that the Committee may, in specific instances, authorize one (1) of its members to act for the Committee when and if it is found desirable and convenient to do so.

  5.     Costs of Plan                         Except as provided in paragraphs 3., 4., and
         Administration                        6. of Article X hereof, the Company shall pay all costs and expenses incurred in administering the Plan including without

ARTICLE XV - ADMINISTRATION

 PARAGRAPH

  5.     Costs of Plan                         limitation the expenses of the Committee, the fees and expenses of the Trustee, the
         Administration                        fees of its counsel, and other administrative expenses.
         (Continued)

  6.     Uniform and                           All rules and decisions of the Committee shall be uniformly and consistently applied
         Nondiscriminatory                     to all Employees and Participants in similar circumstances.  The Committee shall be
         Application                           entitled to rely upon information furnished by the Company pertinent to any calculation or determination made pursuant to this Plan.

  7.     Summary Plan                          The Committee shall cause to be furnished to each Participant a written summary of
         Description                           the Plan and any amendment thereto. Such summary shall include the designation of the plan administrator, name of the Trustee, and shall set forth the Participant's rights and duties with respect to the benefits available to him/her under the Plan.
                                               Any decisions of the Committee respecting an Employee's right to become a
                                               Participant in the Plan or the right of a Participant to benefits shall be delivered to the Employee or Participant in writing.  If an Employee or Participant is denied benefits under the Plan, the Committee shall notify the Employee or Participant of its decision in writing, giving the specific reason or reasons for such decision, and advising the Employee or Participant of his/her right to request a review of his/her claim, to review pertinent documents and to submit issues and comments in writing.
                                               Such request must be made in writing to the Committee within sixty (60)
                                               days after receipt of the Committee's notice.  Within thirty (30) days after filing such request, the Employee or Participant shall be granted a hearing before the full Committee.  The Employee or Participant and the
                                               Committee shall be entitled to counsel at such hearing.  A decision by the full Committee shall be made within sixty (60) days after receipt of the request for review.  If after such

ARTICLE XV - ADMINISTRATION

 PARAGRAPH

  7.     Summary Plan                          hearing there is still a dispute between the Committee and an Employee or Participant
         Description                           as to the Committee's decision, the Employee or Participant may request that such
         (Continued)                           dispute be submitted to the American Arbitration Association for disposition according to its rules.  The decision of the American Arbitration Association shall be final and binding on all parties.  The cost of such arbitration shall be borne equally by the Company and the Employee or Participant.

  8.     Recognition of Agency                 The Trustee need not recognize the agency of any party for an Employee or
         Relationships                         Participant unless it shall receive documentary evidence thereof satisfactory to it and thereafter from time to time, as the Trustee may determine, additional documentary evidence showing the continuance of such agency; provided that the
                                               Trustee shall not be required to recognize any agency which the Trustee deems to be a device for violating the provisions of Article XVII.  Until such time as the Trustee shall receive documentary evidence satisfactory to it of the cessation or modification of any agency, the Trustee shall be entitled to rely upon the continuance of such agency and to deal with the agent as if he/she or it were the Employee or Participant.

  9.     Audit                                 The independent accountants who audit the books and accounts of the
                                               Company shall annually examine the records of the Company and the
                                               Committee in respect of the Plan and, on the basis of such examination, make such report to the Trustee as it may request.  The records of the
                                               Trustee and (subject to such report by said independent accountants) the records of the Company and the Committee shall be conclusive in respect of all matters involved in the administration of the Plan.

 10.     Annual Reports                        The Committee shall annually, mail to each Participant a statement as of the end of the

ARTICLE XV - ADMINISTRATION

 PARAGRAPH

 10.     Annual Reports                        previous Plan Year, at such time and in such form as the Committee shall determine,
         (Continued)                           setting forth the account of such Participant.  Such statement shall be deemed to have been accepted as correct unless written notice to the contrary is received by the Trustee within thirty (30) days after the mailing of such statement to the
                                               Participant.

 11.     ONECU Maintenance                     The Plan has been adopted and is maintained by ONECU for its eligible employees,
         of Plan                               and the Plan will be administered in accordance with its terms by the Committee for such employees of ONECU and their beneficiaries in the same manner as for the Employees of the Company; subject to all applicable provisions and requirements of Code Section 413(c) with respect to a plan maintained by more than one (1) employer.

                                  ARTICLE XVI

                        NOTICES AND OTHER COMMUNICATIONS

 PARAGRAPH

  1.     Delivery of Notices and               All notices, reports, and statements given, made, delivered, or transmitted
         Other Documents                       to a Participant shall be deemed duly given, made, delivered, or transmitted when mailed, by such class of mail as the Trustee may deem appropriate, with postage prepaid and addressed to the Participant at the address last appearing on the books of the Company.  A Participant may change his/her address from time to time by written notice in form prescribed by the Committee.

  2.     Delivery of                           Written directions, notices, and other communications from Participants to the
         Communications by                     Company, the Trustee, or the Committee shall be mailed by first-class
         Participants                          mail or delivered to such location as shall be specified in regulations or upon the forms prescribed by the Committee, and shall be deemed to have been given when received as such location.


                                  ARTICLE XVII

                               NON-ASSIGNABILITY

 PARAGRAPH

  1.     General                               To the extent permitted by law, it is a condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan or in his/her account shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including (but without limitation)
                                               execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, but excluding devolution by death or mental incompetency;
                                               and no right or interest of any Participant in the Plan or in his/her account shall be liable for or subject to any obligation or liability of such Participant.

  2.     Loans                                 The foregoing limitation in paragraph 1. shall not apply to a loan made to a Participant if such loan is secured by the Participant's accrued nonforfeitable benefit and such loan is made in accordance with the nondiscriminatory loan policy prescribed in paragraph 8. of Article XII.

  3.     Qualified Domestic                    The foregoing limitation shall not apply to a
         Relations Orders                      Qualified Domestic Relations Order, and payments shall be made hereunder in accordance with the applicable requirements of any such Qualified
                                               Domestic Relations Order in accordance with written procedures to be established by the Committee to determine the qualified status of domestic relations orders and to administer distributions under such orders in accordance with Section 206(d)(3) of ERISA, and regulations thereunder.  For purposes of this Plan a "Qualified Domestic Relations
                                               Order" means any judgment, decree, or order (including approval of a property settlement) which creates or recognizes the existence of an
                                               alternate payee's right to, or assigns to   an alternate payee the right
                                               to receive all

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ARTICLE XVII - NON-ASSIGNABILITY

 PARAGRAPH

3.       Qualified Domestic                    or a portion of the benefits payable with respect to a Participant under this Plan,
         Relations Orders                      and relates to the provision of child support, alimony payments, or
         (Continued)                           marital property rights to a spouse, former spouse, child, or other dependent of a Participant, is made pursuant to a state domestic relations law (including a community property law), and which meets the requirements of Section 206(d)(3)(C) and (D) of ERISA.  For purposes of the foregoing, an "alternate payee" means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a
                                               Qualified Domestic Relations Order as having a right to receive all or a portion of, the benefits payable under the Plan with respect to such
                                               Participant.


                                 ARTICLE XVIII

                         TERMS OF EMPLOYMENT UNAFFECTED

 PARAGRAPH

  1.                                           Participation in the Plan by a Participant shall in no way affect any of the Company's rights to assign such Participant to a different job or position; to change his/her title, authority, duties, or rate of compensation; or to terminate his/her employment.

                                  ARTICLE XIX

                              CONSTRUCTION OF PLAN

 PARAGRAPH

  1.                                           The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma.  Any interpretation of the Plan by the
                                               Committee shall be conclusive and may be relied upon by the Trustee and all parties in interest.

                                   ARTICLE XX

                                 EFFECTIVE DATE

 PARAGRAPH

  1.                                           The Plan shall not go into effect unless (a) it shall have been duly approved by the Stockholders of the Company; (b) rulings satisfactory to the Company with respect to the Plan shall have been obtained under the
                                               Code and any other applicable legislation; (c) all other legal requirements pertaining to the Plan shall have been complied with; and
                                               (d) all other steps necessary for the operation of the Plan shall have been taken.  Upon the satisfaction of such conditions, the Plan shall go into effect on the first day of such month as the Board of Directors shall specify.

                                  ARTICLE XXI

                                TOP-HEAVY RULES

 PARAGRAPH

  1.     Minimum Contribution                  If this Plan is top heavy in any Plan Year beginning after December 31,
                                               1983, the Plan guarantees a minimum contribution of three percent (3%) of
                                               Compensation for each Non-key Employee who is a Participant employed by the Company on the last day of the Plan Year.  If the contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the guaranteed minimum contribution for Non-key
                                               Employees under this paragraph 1. shall equal the highest contribution rate received by a Key Employee.  The contribution rate is the sum of
                                               Company contributions (not including Company contributions to Social
                                               Security) and any forfeitures allocated to the Participant's Account for the Plan Year divided by his/her Compensation for the Plan Year taking into consideration amounts contributed as a result of a salary reduction arrangement in determining the contributions made on behalf of Key
                                               Employees.  All qualified defined contribution plans maintained by the
                                               Company shall be considered as a single plan for purposes of determining the contribution rate.  For any year in which the Plan is top heavy, each
                                               Non-key Employee shall receive a minimum contribution if not separated from service at the end of the Plan Year regardless of whether such Non-
                                               key Employee has declined to make any mandatory contribution otherwise required by the Plan.

                                               If this Plan is top heavy and any Participant in the Plan is a
                                               Participant in any other top-heavy defined contribution plan(s)
                                               maintained by the Company, then this Plan shall provide the defined contribution plan minimum contribution for all such top-heavy defined contribution plans.

                                               If any Participant in the Plan is also covered by a top-heavy defined benefit plan

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
  1.     Minimum Contribution                  of the Company, the aggregate top-heavy minimum benefit requirement for such
         (Continued)                           Participant for all plans affected shall be satisfied by such Participant receiving a safe haven minimum defined contribution under this Plan equal to at least five percent (5%) of his/her Compensation for each Plan Year such plans are top-heavy, all in accordance with and pursuant to the provisions of Treasury
                                               Regulations, Section 1.416-1, M-12, and any amendment thereto.

  2.     Rate of Minimum                       To the extent the contribution rate with respect to a Non-key Employee for a
         Contribution                          Plan Year as described in paragraph 1. above, is less than the minimum contribution, the Company will increase its contribution for such Employee to the extent necessary so his/her contribution rate for the Plan Year shall equal the guaranteed minimum contribution. The required additional contribution shall be made from net profits of the Company to the extent available, but if for a particular Plan Year there are no profits out of which to make contributions to the Plan, the Company shall nevertheless make the minimum guaranteed contribution for each Non-key Employee.  The Committee shall allocate the additional contribution to the account of the Non-key
                                               Employee for whom the Company makes the contribution.

  3.     Top-Heavy Status                      The Plan is top heavy for a Plan Year if the top-heavy ratio as of the Determination
         Determination                         Date exceeds sixty percent (60%). The top-heavy ratio is a fraction, the numerator of which is the present value of the Accrued Benefit of all Key Employees as of the
                                               Determination Date, the contributions due as of the Determination Date, and distributions made within the five (5)-year period immediately preceding the Determination Date, and the denominator of which is a similar sum determined for all Participants under this Plan; provided, that if any individual has

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 PARAGRAPH

  3.     Top-Heavy Status                      not performed services for the Company at any time during the five (5)-year period
         Determination                         ending on the Determination Date, any accrued benefit for such individual
         (Continued)                           (and on account of such individual) shall not be taken into account.  The foregoing determination of top-heaviness, and the top-heavy ratio shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group including the Plan.  The Committee shall calculate the top-heavy ratio without regard to any Non-key Employee who was formerly a Key
                                               Employee.  The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account any distributions, rollovers, and other transfers, in accordance with Code Section 416 and the regulations thereunder.

                                               If the Company maintains any other qualified plans, this Plan is a top-
                                               heavy plan only if it is part of the Top-Heavy Aggregation Group, and the top-heavy ratio for both the Top-Heavy Aggregation Group and the
                                               Additional Aggregation Group exceeds sixty percent (60%).  The Committee shall calculate the top-heavy ratio and determine top-heavy status for the aggregation of plans for a particular year by the following procedures:

                                               a.   The present value of accrued benefits (including distribution to Key
                                                    Employees) is determined separately for each plan as of each plan's
                                                    Determination Date;

                                               b.   The plans are then aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year, and

                                               c.   The combined results shall indicate whether or not the plans so aggregated are top heavy.

ARTICLE XXI - TOP-HEAVY RULES

 PARAGRAPH

  4.     Top-Heavy Contribution                If the Plan is a top-heavy plan, paragraphs 2(B) and 3(B) of Code Section 415(e)
         Limits                                shall be applied by substituting "1.0" for "1.25" therein.  Such substitution need not be made if the minimum contribution provided for under paragraph 1. of this Article XXI is applied by substituting "four percent (4%)" for "three percent
                                               (3%)" therein, and if the Plan would not be a top-heavy plan if "ninety percent
                                               (90%)" were substituted for "sixty percent (60%)" wherever it appears in paragraph 3. of this Article XXI; provided, that such factor of "1.0"
                                               must always be applied under paragraphs 2(B) and 3(B) of Code Section
                                               415(e) when the top-heavy ratio for the Plan exceeds ninety percent
                                               (90%).  The transition rules as to such required substitution provided by
                                               Section 416(h)(3) of the Internal Revenue Code may be employed, if applicable, for the purposes of limitations determined by such fractions, and the application of the first sentence of this paragraph 4. above, shall be suspended with respect to any individual so long as there are no
                                               (i) current contributions, forfeitures, or voluntary nondeductible contributions allocated to such individual, or (ii) accruals for such individual under the defined benefit plan of the Company.  If this Plan is a top-heavy plan and the first sentence of this paragraph 4. above, applies, then in calculating the combined limitation for a Participant in the Plan who is also a Participant in the defined benefit plan of the
                                               Company, as provided under Article VIII, paragraph 7. of this Plan and the Retirement Plan of the Company, the numerator of the transition fraction, if applicable, shall be forty-one thousand five hundred dollars
                                               ($41,500) instead of fifty-one thousand eight hundred seventy-five dollars ($51,875).

  5.     Vesting                               The vesting in Plan benefits for Participants provided in paragraph 1. of
                                               Article XI, shall be applicable to this Plan as a top-heavy plan.

ARTICLE XXI - TOP-HEAVY RULES

 PARAGRAPH

  6.     Definitions                           For purposes of applying the provisions of this Article XXI, the following definitions shall be applicable:

                                               a.   "Key Employee" means as of any Determination Date, any Participant or former Employee (and his/her beneficiaries) who at any time during the Plan Year (which includes the Determination Date) or during the four (4) preceding Plan Years, is (i) an officer of the
                                                    Company having an annual compensation greater than fifty percent
                                                    (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year; (ii) one (1) of the top ten (10) Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company; (iii) a five-percent (5%) owner of the Company, or (iv) a one-percent (1%) owner of the Company who has total annual compensation from the Company of more than one hundred fifty thousand dollars ($150,000).  For purposes of clause (i)
                                                    above, no more than fifty (50) Employees (or, if lesser, the greater of three or ten percent (3 or 10%) of the Employees) shall be treated as officers.  For purposes of clause (ii) above, if two (2)
                                                    Employees of the Company have the same interest in the Company, the
                                                    Employee having the greater annual compensation from the Company shall be treated as having the larger interest.  Such term shall not include any officer or employee of an entity referred to in Code
                                                    Section 414(d); and for purposes of determining the number of officers taken into account under clause (i), employees described in
                                                    Code Section 414(q)(8) shall be excluded.

ARTICLE XXI - TOP-HEAVY RULES

 PARAGRAPH

  6.     Definitions (Continued)               b.   "Non-key Employee" means a Participant who does not meet the definition of Key Employee, and such Participant's beneficiary or beneficiaries.

                                               c.   "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company.

                                               d.   "One percent (1%) owner" means any person who would be described in subparagraph c., above, if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in subparagraph c., above.

                                                    For purposes of the foregoing, subparagraph (C) of Code Section
                                                    318(a)(2) shall be applied by substituting "five percent (5%)" for
                                                    "fifty percent (50%);" the rules of Subsection (b),(c), and (m) of
                                                    Code Section 414 shall not apply for purposes of determining ownership of the Company; and the term "compensation" shall have the meaning given such term by Code Section 414(q)(7).

                                               e.   "Accrued Benefit" shall mean the amount of the Participant's account under this Plan as of any particular date derived.

                                               f.   "Compensation" means the first two hundred thousand dollars
                                                    ($200,000) (or greater amount prescribed hereafter by the Internal
                                                    Revenue Service) of the Participant's total annual compensation, which includes the Participant's earned income, wages, salaries, fees, for professional service and other amounts

ARTICLE XXI - TOP-HEAVY RULES

 PARAGRAPH

  6.     Definitions (Continued)                    received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).  The term "Compensation" shall not include:

                                                    (1)     Company contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which
                                                            contributed, on behalf of an Employee to a Simplified
                                                            Employee Pension Plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when
                                                            distributed.

                                                    (2)     Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an
                                                            Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                                                    (3)     Amounts realized from the sale, exchange, or other
                                                            disposition of stock acquired under a qualified stock option.

                                                    (4)     Other amounts which receive special tax benefits, such as
                                                            premiums for group term life insurance (but only to the
                                                            extent that the premiums are not includible in the gross
                                                            income of the Employee), or contributions made by an Employer
                                                            (whether or not

ARTICLE XXI - TOP-HEAVY RULES

 PARAGRAPH

  6.     Definitions (Continued)                            under a salary reduction agreement) towards the purchase of an annuity contract described in Code 403(b) (whether or not the contributions are excludible from the gross income of the
                                                            Employee).

                                                    The provisions of this subparagraph f. shall apply solely to purposes of this Article XXI, and such compensation is those amounts actually paid or made available to a Participant or includible in his/her gross income within the limitation year for this Plan.

                                               g.   "Top-Heavy Aggregation Group" means each qualified plan of the
                                                    Company in which at least one (1) Key Employee participates (in the
                                                    Plan Year containing the Determination Date or any of the four (4)
                                                    preceding Plan Years) and any other qualified plan of the Company which, when considered with such qualified plans with Key Employee participants, enables such plans (those with at least one (1) Key
                                                    Employee) to meet the coverage and nondiscrimination rules of
                                                    Section 401(a)(4) or 410 of the Internal Revenue Code.

                                               h.   "Additional Aggregation Group" means the Top-Heavy Aggregation Group plus any other qualified plans maintained by the Company, but only if such group would satisfy in the aggregate the requirements of
                                                    Sections 401(a)(4) and 410 of the Internal Revenue Code.  The
                                                    Committee shall determine which plan or plans to consider in determining the Additional Aggregation group.

                                               i.   "Determination Date" for any Plan Year is the last day of the preceding Plan Year.

ARTICLE XXI - TOP-HEAVY RULES

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
  6.     Definitions (Continued)               j.   "Valuation Date" means the annual date on which Plan assets are to be valued hereunder for the purpose of determining the value of account balances, which occurred most recently within a twelve (12)-
                                                    month period ending on the determination date.

                                  ARTICLE XXII

                           TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  1.     General                               If a Participant was a participant in a defined contribution plan of a subsidiary of the Company that is subject to Code Sections 401(a)(11) and
                                               417 with respect to that Participant, from which assets in which the
                                               Participant had a vested account and benefits have been transferred directly or indirectly on or after January 1, 1985, to the Trust of this
                                               Plan pursuant to paragraphs 1. and 2. of Article V, that vested account and benefits (hereinafter referred to as "Transferred Participant
                                               Account") of the Participant shall be held, invested, maintained and distributed in accordance with this Article XXII.

  2.     Separate Accounting                   A Participant's Transferred Participant Account shall be accounted for
         and Accrual                           separately from all other of his/her contributions hereunder and the Company's contributions to his/her regular Participant Account.  The Participant's rights in his/her accrued benefit derived from his/her Transferred Participant Account shall be nonforfeitable, and any income and earnings therefrom and accretions thereon, shall be separately accounted for and become vested in such
                                               Participant immediately upon receipt thereof by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) and the Participant may not thereafter be deprived of such funds under any provision of the Plan.

  3.     Other Plan Provisions                 Except as otherwise provided in this Article XXII, the Transferred Participant
         Applicable                            Account of any Participant shall be separately held, accounted for, and distributed, but in the same manner and subject to the same rules, requirements, and limitations as generally apply to a Participant's account under all provisions of this Plan.

ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  4.     ONEOK Drilling Plan                   Subject to the provisions of paragraphs 5. through 10. of this Article XXII, below, a
         Transferred Account                   Participant who has a Transferred Participant Account from a transfer thereof to the
         Annuity Conversion                    Trust of this Plan from the trust of the ONEOK Drilling Company Profit-Sharing Thrift
                                               Plan ("ONEOK Drilling Company Plan") may elect distribution of such Transferred
                                               Participant Account in one (1) or a combination of (i) conversion of such Transferred
                                               Participant Account to annuities under a group annuity contract of the type provided by the ONEOK Drilling Company Plan at the time of transfer of the Transferred
                                               Participant Account to the Trust of this Plan, if reasonably available, with distributions being made pursuant to the terms and conditions thereof and in such amounts and for such durations as specified in said group annuity contract, or (ii)
                                               conversion of such Transferred Participant Account to annuities under an annuity contract or contracts selected and approved by the Committee with terms and provisions comparable to such group annuity contract available under the ONEOK
                                               Drilling Company Plan at the time of such transfer, or (iii) payment in a single lump-sum.

  5.     Distributions                         Subject to paragraphs 8. and 9., below, the Transferred Participant Account of a
                                               Participant shall not be distributed under a method of payment which, as of the
                                               Required Beginning Date, does not satisfy the minimum distribution requirements established by this Article XXII or paragraph 9. of Article XI, or which is not consistent with Treasury regulations.  The minimum distribution for a calendar year equals the Participant's nonforfeitable accrued benefit in his/her Transferred
                                               Participant Account at the beginning of the year divided by the Participant's life expectancy or, if applicable, the life expectancy of such Participant and his/her designated beneficiary.  For the purposes of this


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  5.     Distributions                         Article XXII, the "Required Beginning Date" shall mean the latest date for
         (Continued)                           distribution to a Participant stated in paragraph 9. of Article XI.  In computing a minimum distribution, the life expectancy multiples under Treasury Regulations,
                                               Section 1.72-9 shall be used.  For purposes of such computation, a Participant's life expectancy may be recalculated no more frequently than annually, but the life expectancy of a nonspouse beneficiary may not be recalculated.  If the Participant's spouse is not the designated beneficiary, the method of distribution selected must provide that the present value of the payments to be made to the Participant is more than fifty percent (50%) of the present value of the total payments to the
                                               Participant and his/her beneficiaries.

  6.     Consent of Distribution               A Participant and the spouse of the Participant (or where the Participant has died, the surviving spouse) must consent to the form of the distribution of the Transferred
                                               Participant Account the Committee directs the Trustee to make if: (i) the present value of the Participant's nonforfeitable accrued benefit exceeds three thousand five hundred dollars ($3,500); (ii) the Qualified Joint and Survivor Annuity provisions stated below in this Article XXII apply to the distribution; and (iii) a distribution in a form other than a Qualified Joint and Survivor Annuity is to be made.

  7.     Time of Distribution                  If distribution of a Participant's Transferred Participant Account in other than lump-sum is authorized by this Article XXII, then upon the death of the Participant, the Participant's Transferred Participant Account shall be paid in accordance with this paragraph.  If the Participant's death occurs after payment of the Participant's
                                               Transferred Participant Account has begun, payment thereof shall be completed over a


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  7.     Time of Distribution                  period which does not exceed the payment period which had commenced.  If the
         (Continued)                           Participant's death occurs prior to the time payment of the Participant's benefit from the Transferred Participant Account has begun, the payment thereof shall be made over a period not exceeding (i) five (5) years after the date of the Participant's death, or (ii) if the beneficiary is a designated beneficiary, over the designated beneficiary's life expectancy; but payment of the Participant's Transferred
                                               Participant Account over a period described in (ii) shall not be made unless such payment to the designated beneficiary begins no later than one (1) year after the date of the Participant's death or, if later, and the designated beneficiary is the
                                               Participant's surviving spouse, the date the Participant would have attained age seventy and one-half (70 1/2).

  8.     Qualified Joint and                   For Plan Years beginning after December 31, 1984, the Committee shall direct the
         Survivor Annuity;                     Trustee to distribute a married or unmarried Participant's Transferred Participant
         Qualified Preretirement               Account, otherwise payable in annuity form, in the form of a Qualified Joint and
         Survivor Annuity                      Survivor Annuity or a Qualified Preretirement Survivor Annuity, unless the
                                               Participant makes a valid election to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity under paragraph 9. of this Article XXII, below.

                                               "A Qualified Joint and Survivor Annuity" is an annuity which is purchasable with the
                                               Participant's Transferred Participant Account and which is payable for the life of the Participant with, if the Participant is married on the Annuity Starting Date, a survivor annuity payable for the life of the Participant's surviving spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  8.     Qualified Joint and                   Participant and his/her spouse, and which is the actuarial equivalent of a single
         Survivor Annuity;                     annuity for the life of the Participant.  On or before the Annuity Starting Date, the
         Qualified Preretirement               Committee, in its sole discretion without Participant or spousal consent, may direct
         Survivor Annuity                      the Trustee to pay the Participant's Transferred Participant Account in a lump sum,
         (Continued)                           in lieu of a Qualified Joint and Survivor Annuity, if the present value of a
                                               Qualified Joint and Survivor Annuity purchasable with the Participant's Transferred
                                               Participant Account (excluding accumulated deductible employee contributions) does not exceed three thousand five hundred dollars ($3,500).

                                               If a married Participant dies before the Annuity Starting Date and such Participant has a surviving spouse, the Committee shall direct the Trustee to distribute the
                                               Participant's Transferred Participant Account to the Participant's surviving spouse in the form of a Qualified Preretirement Survivor Annuity, unless the Participant has a valid waiver election in effect.  A "Qualified Preretirement Survivor Annuity" is an annuity which is actuarially equivalent to fifty percent (50%) of the
                                               Participant's Transferred Participant Account (determined as of the date of the
                                               Participant's death) and which is payable for the life of the Participant's surviving spouse.  Any security interest held by reason of a loan outstanding to the
                                               Participant shall be taken into account in determining the amount of the Qualified
                                               Preretirement Survivor Annuity. The Participant's surviving spouse may elect to have the Trustee commence payment of the Qualified Preretirement Survivor Annuity within a reasonable period of time following the date of the Participant's death. Furthermore, if the present value of the Qualified Preretirement Survivor Annuity exceeds three thousand five hundred dollars


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  8.     Qualified Joint and                   ($3,500), the Committee shall not direct the Trustee to distribute the Qualified
         Survivor Annuity;                     Preretirement Survivor Annuity to the Participant's surviving spouse prior to the
         Qualified Preretirement               date the Participant would have attained age sixty-five (65) without the written
         Survivor Annuity                      consent of the surviving spouse.  The Committee, in its sole discretion, may direct
         (Continued)                           the Trustee to make a lump-sum distribution to the Participant's surviving spouse in lieu of a Qualified Preretirement Survivor Annuity, if the present value of the
                                               Qualified Preretirement Survivor Annuity is not greater than three thousand five hundred dollars ($3,500).

                                               If the Participant has in effect a valid waiver election regarding the Qualified
                                               Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity, the
                                               Committee shall direct the Trustee to distribute the Participant's Transferred
                                               Participant Account in accordance with paragraphs 3. and 4., above.  For purposes of applying this Article XXII, the Committee shall treat a former spouse as the
                                               Participant's spouse or surviving spouse to the extent provided under a Qualified
                                               Domestic Relations Order (as defined in Code Section 414(p)).

  9.     Notices; Waiver                       Within the Applicable Notice Period with respect to such Participant, the Company
         Election                              shall provide the Participant a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit, the rights of the Participant's spouse to consent to such a waiver election, and the right to make and the effect of a revocation of the Participant's waiver election.  A Participant may elect at any time during the Applicable Election Period to waive the Qualified Joint and Survivor Annuity form of benefit.  The


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  9.     Notices; Waiver                       Participant may revoke a waiver of the Qualified Joint and Survivor Annuity
         Election (Continued)                  or make a new waiver at any time during the Applicable Election Period.

                                               A married Participant's waiver election is not valid after December 31,
                                               1984, unless (i) the Participant's spouse (to whom the survivor annuity is payable under the Qualified Joint and Survivor Annuity) has consented in writing to the waiver election, (ii) such election designates a beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and (iii) the spouse's consent acknowledges the effect of the election, and a notary public or the Company (or its Plan representative)
                                               witnesses the spouse's consent.  The spouse's consent to a waiver of the
                                               Qualified Joint and Survivor Annuity shall be irrevocable unless the
                                               Participant revokes the waiver election.

                                               The Company may accept as valid a waiver election which does not satisfy the spousal consent requirements, if the Company establishes the
                                               Participant does not have a spouse, the Company is not able to locate the
                                               Participant's spouse, or other circumstances exist under which the
                                               Treasury Regulations excuse the consent requirement.

                                               Notwithstanding the foregoing, a Qualified Joint and Survivor Annuity and
                                               Qualified Preretirement Survivor Annuity will not be provided unless the
                                               Participant and spouse had been married throughout the one-year period ending on the earlier of (i) the Participant's Annuity Starting Date or
                                               (ii) the date of the Participant's death; except that if a Participant marries within one (1) year before the Annuity Starting Date, and the
                                               Participant and the Participant's spouse in such marriage have been married for at

ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  9.     Notices; Waiver                       least a one-year period ending on or before the date of the Participant's death,
         Election (Continued)                  such Participant and such spouse shall be treated as having been married throughout the one-year period ending on the Participant's Annuity Starting Date.

                                               With respect to any Participant's Transferred Participant Account subject to paragraph 8., the Company shall provide to each Participant, within the Applicable Notice Period with respect to such Participant in a manner consistent with Treasury Regulations, a written explanation of the terms and conditions of the Qualified Preretirement Survivor Annuity comparable to the explanation of the Qualified Joint and Survivor Annuity required hereunder.  If the Participant's Transferred Participant Account is not
                                               subject to paragraph 8. above prior to the time the Company must provide the written explanation of the Qualified Preretirement Survivor Annuity, the Company shall provide the written explanation within a reasonable period consistent with Treasury Regulations following the time the
                                               Participant's Transferred Participant Account first is subject to this
                                               Article XXII, but not later than the close of the second Plan Year following the Plan Year in which the Participant enters the Plan or first becomes subject to paragraph 8.  A Participant may elect at any time during the Applicable Election Period to waive the Qualified
                                               Preretirement Survivor Annuity form of benefit.  A Participant may revoke a waiver of the Qualified Preretirement Survivor Annuity or make a new waiver at any time during the Applicable Election Period.

                                               A Participant's waiver election of the Qualified Preretirement Survivor
                                               Annuity is not valid unless (i) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he/she attains

ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

  9.     Notices; Waiver                       age thirty-five (35), and (ii) after December 31, 1984, the Participant's
         Election (Continued)                  spouse (to whom the Qualified Preretirement Survivor Annuity is payable)
                                               satisfies the consent requirements described above.  The spouse's consent to a waiver of the Qualified Preretirement Survivor Annuity is irrevocable unless the Participant revokes the waiver election.  Irrespective of the time ofelection requirement described in (i), if the Participant separates from service prior to the first day of the Plan Year in which he/she attains age thirty-five (35), the Company may accept a waiver election with respect to the Transferred Participant Account attributable to his/her service prior to his/her separation from service.

 10.     Definitions; and                      For purposes of paragraphs 8. and 9. of this Article XXII, the term "Annuity
         Applicable Rules                      Starting Date" means with respect to the Participant's Transferred Participant
                                               Account (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the
                                               Participant to such benefit.  The term "Earliest Retirement Age" means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits with respect to his/her Transferred Participant Account.
                                               The term "Applicable Notice Period" means, with respect to a Qualified Joint and Survivor Annuity for a Participant, a reasonable period of time before the Annuity Starting Date (as consistent with applicable Treasury
                                               Regulations) and with respect to a Qualified Preretirement Survivor
                                               Annuity for a Participant, whichever of the following periods ends last:
                                               (i) the period beginning with the first day of the Plan Year in which the
                                               Participant attains age thirty-two (32) and ending with the close of the
                                               Plan Year preceding the Plan Year in which the

ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

 PARAGRAPH

 10.     Definitions; and                      Participant attains age thirty-five (35); (ii) a reasonable period after the
         Applicable Rules                      individual becomes a Participant; (iii) a  reasonable period ending after
         (Continued)                           the Plan ceases to fully subsidize costs of the benefit, if applicable;
                                               or (iv) a reasonable period ending after Code Section 401(a)(11) applies to the Participant provided that in the case of a Participant who separates from service before attaining age thirty-five (35), the
                                               Applicable Notice Period shall be a reasonable period after separation.
                                               The term "Applicable Election Period" means (i) with respect to a
                                               Qualified Joint and Survivor Annuity, the ninety-day (90) period ending on the Annuity Starting Date and (ii) with respect to a Qualified
                                               Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35)
                                               and ends on the Participant's death.

                                               The present value of a benefit shall be calculated (i) by using an interest rate no greater than the Applicable Interest Rate if the vested accrued benefit of the Participant's Transferred Participant Account
                                               (using such rate) is not in excess of twenty-five thousand dollars
                                               ($25,000) and (ii) by using an interest rate no greater than one hundred twenty percent (120%) of the Applicable Interest Rate if the vested accrued benefit of the Participant's Transferred Participant Account exceeds twenty-five thousand dollars ($25,000) (as determined under clause (i)); provided, in no event shall the present value under clause
                                               (ii) be less than twenty-five thousand dollars ($25,000).  For purposes of the foregoing, the term "Applicable Interest Rate" means the interest rate which would be used (as of the date of distribution) by the Pension
                                               Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on Plan termination.

                                 ARTICLE XXIII

                          MODIFICATION AND TERMINATION

 PARAGRAPH

  1.     Amendment and                         The Company hopes and expects to continue the Plan indefinitely.  However, the
         Termination of Plan                   right to amend, modify or terminate the Plan is necessarily reserved by the Company.
                                               The amendment or modification of the Plan may be made by the Chief Executive Officer of the Company, upon approval by the Thrift Plan Committee, executing a written instrument containing such amendment or modification as he deems necessary or advisable (pursuant to authority which has been duly delegated to him by the Board and is hereby acknowledged and recognized); provided, that no amendment or modification of the Plan which would increase the benefits provided to Participants or increase contributions required to be made by the Company under the Plan, or to terminate the Plan, shall be made unless such amendment or modification is authorized pursuant to a resolution adopted by the Board; provided that any amendment which:

                                               a.   increases the maximum allowable Participant's after-tax deposit and/or pre-tax deposit percentages, or

                                               b.   increases the rate of percentage of Company contributions in relation to Participant deposits, or

                                               c.   results (as of the effective date of such amendment) in more than a ten percent (10%) increase in the Maximum Annual Company
                                                    Contribution to the Plan, or

                                               d.   alters the form or amount of benefits as between Highly Compensated
                                                    Employees and other Employees, shall not be made effective without the approval of the Stockholders.

                                               For purposes of this paragraph 1. of this Article XXIII, the term "Maximum Annual
                                               Company Contribution" means the amount which the Company would be required to contribute


ARTICLE XXIII - MODIFICATION AND TERMINATION

 PARAGRAPH

  1.     Amendment and                         to the Plan for a Plan Year if every Employee eligible to participate in the Plan
         Termination of                        elected to participate in the Plan and deposited, or elected to have deposited,
         Plan (Continued)                      the maximum percentage of his/her current annual compensation in such Plan Year permissible under the terms of the Plan.

  2.     Limit to Effect of                    A modification may affect Participants at the time thereof as well as future
         Modification                          Participants, but no modification, termination or partial termination or discontinuance of the Plan for Modification any reason may diminish the account of any Participant as of the effective date of such modification or discontinuance.  No modification may alter the allocation of the benefits as between Officers and
                                               Directors on the one hand and other Employees on the other hand.  A modification which affects the rights or duties of the Trustee may be made only with the consent of the Trustee.

  3.     Participant Rights in                 In the event that any modification of the Plan shall adversely affect the rights of
         Case of Modification                  any Participant as to the use of or withdrawal from his/her account, such
                                               Participant, for a period of ninety (90) days after the effective date of such modification, shall have the option, to be exercised by written notice to the Trustee in form prescribed by the Committee (a copy of which form of notice shall accompany the notice of modification), to have liquidated and distributed to him/her his/her entire account as of the effective date of such modification; provided, that such right of distribution shall be subject to any applicable qualification requirements of the Code and regulations thereunder, and shall not be permitted to the extent the
                                               Committee determines that such distribution will adversely affect the qualified status of the Plan, or is otherwise not permissible or authorized under the Code and regulations.


ARTICLE XXIII - MODIFICATION AND TERMINATION

 PARAGRAPH

  4.     Nonforfeitability                     Notwithstanding any other provisions of the Plan, in the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan after the date of the enactment of the Employee Retirement
                                               Income Security Act of 1974, each Participant in the Plan shall (if the
                                               Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

  5.     Termination                           The Company reserves the right to terminate the trust under the Trust Agreement,
         Distributions                         but upon any termination or partial termination of the trust, each Participant will receive distribution of the entire balance of his/her account held under the Trust, provided that if the Participant's Account exceeds $3,500, it shall not be immediately distributed prior to his/her attaining age sixty-five (65)
                                               without the written consent of the Participant; but no consent to immediate distribution shall be required in the event of death of the Participant, and such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account other than immediate distribution of his/her entire account balance.

ONEOK Inc.                                ONEOK EXPLORATION COMPANY




By:    /s/ LARRY W. BRUMMETT              By:    /s/ LARRY W. BRUMMETT
   ---------------------------------         ---------------------------------
          Larry W. Brummett                         Larry W. Brummett
   Chairman of the Board, President,         Chairman of the Board, President,
      and Chief Executive Officer              and Chief Executive Officer





ONEOK PRODUCTS COMPANY                    ONEOK LEASING COMPANY




By:    /s/ LARRY W. BRUMMETT              By:    /s/ LARRY W. BRUMMETT
   ---------------------------------         ---------------------------------
          Larry W. Brummett                         Larry W. Brummett
      Chairman of the Board and              Chairman of the Board, President,
       Chief Executive Officer                 and Chief Executive Officer




ONEOK PARKING COMPANY




By:    /s/ LARRY W. BRUMMETT
   ---------------------------------
          Larry W. Brummett
        Chairman of the Board